                                                                Exhibit 99(C)(2)


Presentation to the Special Committee of the
Board of Directors of JCC Holding Company
--------------------------------------------------------------------------------

 JULY 29, 2002





HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL
INVESTMENT BANKERS
685 Third Avenue, 15th Floor
New York, NY  10017-4024
Tel. (212) 497-4100 o Fax: (212) 661-3070 o http://www.hlhz.com
New York o Los Angeles o Chicago o San Francisco o Minneapolis o
Washington, D.C. o Dallas o Atlanta o London

                                       C(2)-1

                                                             JCC Holding Company
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                        Section
                                                                        -------
Executive Summary..........................................................1


Valuation Analysis.........................................................2



SUPPORTING EXHIBITS

Comparable Company Descriptions............................................A

JCC Holding Co. Balance Sheet..............................................B

JCC Holding Co. Fiscal 2002 Forecast ......................................C

Disclosure Statement Projections...........................................D

Float Analysis.............................................................E

                                       C(2)-2

                                                   HOULIHAN LOKEY HOWARD & ZUKIN

                                                               EXECUTIVE SUMMARY

                                       C(2)-3

EXECUTIVE SUMMARY
--------------------------------------------------------------------------------




SCOPE OF ENGAGEMENT

We understand that JCC Holding Company ("JCC" or the "Company") has been approached by Harrah's Entertainment, Inc. ("Harrah's") about a potential business combination pursuant to which Harrah's may acquire the remaining common stock of the Company which its does not already own (the "Transaction").

Houlihan Lokey has been retained by a special committee of the Board of Directors comprised of non-Harrah's directors (the "Special Committee") to (i) negotiate on its behalf the terms of a potential Transaction with Harrah's, and
(ii) render an opinion as to whether the consideration to be received by the non-Harrah's shareholders of JCC is fair to them from a financial point of view.

BUSINESS DESCRIPTION

JCC owns a land-based casino in downtown New Orleans, which opened for business on October 28, 1999. The casino operates under the name Harrah's New Orleans Casino and is managed by Harrah's New Orleans Management Company (the "Management Company"), a wholly owned subsidiary of Harrah's.

The casino consists of 196,000 square feet on its first floor, 100,000 square feet of which is gaming space. The remaining space is used for a food service area with a 250-seat buffet and a 50-seat restaurant, casino support facilities, and multi-function, special event and meeting-room space. The casino has approximately 2,500 slot machines and 102 table games, including live poker, blackjack, craps, roulette and baccarat. Unlike certain of its competitors, JCC does not have a hotel associated with its casino. In addition, the second floor of the casino is currently unoccupied.

SITUATION OVERVIEW

In January 2001, JCC filed for Chapter 11 bankruptcy protection a second time as a result of poor operating performance, high minimum Louisiana state gaming taxes, excessive mandatory city payments and state imposed operating restrictions. In the plan of reorganization, which was confirmed on March 29, 2001, Harrah's (a pre-petition senior secured lender and the majority equity holder) received 49% of the equity of the reorganized JCC. The remaining 51% was divided between the pre-petition bank lender (Deutsche Bank as successor to Bankers Trust) and the holders of the pre-petition subordinated notes. Houlihan Lokey served as the financial advisor to the subordinated noteholders in the restructuring.

                                       C(2)-4

The total enterprise value of JCC and the equity value agreed upon in connection with the plan of reorganization were $258.4 million and $123.9 million (or $10.00 per share), respectively. Since the confirmation date, financial results for the 12-months ending March 31, 2002 did not meet the projections that were relied upon for that valuation. Actual net revenues for the 12-months ending March 31, 2002 was $261.2 million compared to projected net revenues of $283.1 million. JCC and the Management Company have worked to improve operating margins and these efforts are reflected in more recent results.

Over the past few months, there has also been litigation between Harrah's and JCC over the terms of the certificate of incorporation regarding the right of Harrah's to nominate directors, Harrah's promotional activities for the casino and certain compensation issues for the non-Harrah's directors.

On June 7, 2002, Harrah's purchased from Deutsche Bank $45.8 million in JCC debt at face value and all of its shares (approximately 14% of the total outstanding) at a price of $10.54 per share, increasing Harrah's ownership in JCC to 63%. Harrah's is now seeking to acquire all of the outstanding shares that it does not already own.

TRANSACTION BACKGROUND AND SUMMARY

In March 2002, Harrah's approached JCC to discuss a possible acquisition of the shares that it did not already own. Following these initial overtures, the Special Committee was formed and retained Houlihan Lokey to hold discussions with Harrah's and its financial advisor, Bear Stearns. After several months of discussion, the two sides were not able to reach an agreement on price. Although a number of discussions were held, no specific offer by Harrah's was made. In the meantime, the litigation between the parties continued.

Following the acquisition of the Deutsche Bank shares, Harrah's made an informal offer to buy the remaining shares at a price of $8.56 per share in cash. After discussions with Harrah's following this initial offer, Harrah's proposed an increased price of $9.23 per share. On behalf of the Special Committee, Houlihan Lokey indicated that it believed a higher price for the shares was warranted. Harrah's subsequently further increased its offer to $10.00 per share. After further discussions among the various parties, Harrah's indicated that they would be prepared to offer $10.54 per share but was not prepared to offer any more. Further attempts to improve the price proved unsuccessful.

The Special Committee considered the offers and negotiated the terms of the proposed transaction with the assistance of Houlihan Lokey and special counsel. The transaction is structured as a merger between a wholly-owned subsidiary of Harrah's and JCC.

                                       C(2)-5

SUMMARY OF DUE DILIGENCE PERFORMED

In connection with this Opinion, we have made such reviews, analyses and inquiries, as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. interviewed and met with certain members of the Company's management team including Paul Debban, Director and Chairman, Camille Fowler, CFO, and Preston Smart, Director and Vice President of Development;

2. reviewed the Company's unaudited financial statements for the year-to-date period ending June 30, 2002;

3. reviewed the Company's audited financial statements for the fiscal years ending December 31, 2001 and December 31, 2000;

4. reviewed the Company's most recent budget for fiscal 2002, which was prepared by JCC and the Management Company and updated in June 2002;

5. reviewed the long-term projections prepared in connection with the 2001 plan of reorganization;

6.    reviewed historical monthly operating results for the casino;

7. reviewed the cash flow analysis of expanding the buffet, adding limo service and opening a 1st floor restaurant;

8. reviewed the trading values and financial condition of certain public companies we deem comparable JCC;

9. reviewed a Deloitte & Touche tax analysis, which included the present value of the Company's net operating losses and excess tax depreciation;

10. reviewed publicly available prices and multiples paid in acquisitions of companies that we deem comparable to the Company; and

11. conducted such other studies, analyses and inquiries as we have deemed appropriate.

                                       C(2)-6

LIMITING CONDITIONS

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us, have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our analysis is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this presentation.

CONCLUSION

Based upon the foregoing, and in reliance thereon, it is our opinion that the Transaction is fair to the Company from a financial point of view. The Transaction value of $10.54 (i) falls within the concluded per share equity value range of $8.62 and $10.89, (ii) falls within the concluded per share equity value range of $10.28 and $12.55, which includes the tax benefits of the excess depreciation, (iii) represents a premium of 70% over the publicly traded stock price of $6.20 on the day prior to the announcement of the Deutsche Bank transaction, (iv) represent a premium of 32% over its current stock price, and
(v) represents equivalent value to what Deutsche Bank received for its shares.

                                       C(2)-7

                                                              VALUATION ANALYSIS

                                       C(2)-8

VALUATION ANALYSIS
--------------------------------------------------------------------------------


LIQUIDITY ANALYSIS

|X| Houlihan Lokey analyzed the liquidity of the Company's common stock (as shown in the table below) and concluded the following:

      -     trades less actively than the comparable companies;

      -     has a smaller float as a percentage of shares outstanding; and

      -     receives no analyst coverage.


-----------------------------------------------------------------------------------------------------------------------------
                                                         EXHIBIT 1: FLOAT ANALYSIS
-----------------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)
                            Average Daily  Public Float  Primary Shares       Public Float/  Avg. Daily Vol/  Avg. Daily Vol/
                                Volume(1)   Estimate(2)  Outstanding(2)  Shares Outstanding     Public Float       Shares Out
                            -------------  ------------  --------------  ------------------  ---------------  ---------------
Ameristar Casinos Inc.                182        10,610          26,092               40.7%            1.71%            0.70%
Argosy Gaming Co.                     432        25,250          28,846               87.5%            1.71%            1.50%
Aztar Corp.                           243        37,100          37,269               99.5%            0.66%            0.65%
Boyd Gaming Corp.                     417        32,960          64,005               51.5%            1.27%            0.65%
Hollywood Casino Corp.                134        13,360          25,361               52.7%            1.00%            0.53%
Isle of Capris Casinos Inc.           276        26,490          31,469               84.2%            1.04%            0.88%
Monarch Casino & Resort Inc.           20         2,390           9,469               25.2%            0.82%            0.21%
Pinnacle Entertainment Inc.           150        22,790          25,905               88.0%            0.66%            0.58%
Riviera Holdings Corp.                 18         1,210           3,571               33.9%            1.45%            0.49%
-----------------------------------------------------------------------------------------------------------------------------
HIGH                                  432        37,100          64,005               99.5%            1.71%            1.50%
LOW                                    18         1,210           3,571               25.2%            0.66%            0.21%
MEAN                                  208        19,129          27,999               63.0%            1.17%            0.73%
MEDIAN                                182        22,790          26,092               52.7%            1.04%            0.65%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
JCC HOLDING COMPANY                     2         2,190          12,386               17.7%            0.10%            0.02%
-----------------------------------------------------------------------------------------------------------------------------


------------------------------
(1)BASED ON 90-DAY TRADING ACTIVITY AS OF 07/23/02.
(2)SOURCE: BLOOMBERG.

                                       C(2)-9

PRICE OF PUBLICLY TRADED SECURITIES

|X| The following chart shows the trading price and volume of the Company's common stock since the confirmation date of the Company's bankruptcy proceedings.


                       EXHIBIT 2: PRICE / VOLUME GRAPH(1)


    ---------------------------------------
                JCC HOLDING CO.
    ---------------------------------------
        Date         Price        Volume
    ---------------------------------------
     20-Day Avg:    7.99225        3.405
    ---------------------------------------
       7/23/02      8.01000        2.000
       7/22/02      8.00000        1.000
       7/19/02      8.00000        2.000
       7/18/02      8.00000       11.100
       7/17/02      8.02500            -
       7/16/02      8.02500            -
       7/15/02      8.00000        1.200
       7/12/02      8.02500            -
       7/11/02      8.00000        0.200
       7/10/02      8.00000        0.100
       7/09/02      8.00000        0.500
       7/08/02      7.96000        0.400
       7/05/02      7.96000        0.300
       7/03/02      7.98000        3.300
       7/02/02      7.96000        0.400
       7/01/02      8.00000       44.700
       6/28/02      7.96000        0.400
       6/27/02      7.97000        0.300
       6/26/02      7.97000        0.100
       6/25/02      8.00000        0.100
       6/24/02      8.00000            -
       6/21/02      8.00000            -
       6/20/02      8.00000        2.000
       6/19/02      7.98000        9.000
       6/18/02      7.95000        1.200
       6/17/02      7.95000        0.400
       6/14/02      7.95000        0.100
       6/13/02      8.00000       10.000
       6/12/02      7.95000        1.600
       6/11/02      7.90000        5.300
       6/10/02      8.00000       10.700
       6/07/02      8.00000       29.800
       6/06/02      6.20000        4.000
       6/05/02      5.95000        1.800
       6/04/02      5.65000        4.100
       6/03/02      5.25000        0.800
       5/31/02      5.07500            -
       5/30/02      5.05000        3.100
       5/29/02      4.75000        0.800
       5/28/02      5.00000            -
       5/24/02      5.00000            -
       5/23/02      5.00000            -
       5/22/02      5.20000        0.300
       5/21/02      4.75000        5.500
       5/20/02      4.25000        0.300
       5/17/02      5.00000        2.400
       5/16/02      4.05000        1.700
       5/15/02      4.05000        0.200
       5/14/02      4.00000        0.200
       5/13/02      3.75000        2.300
       5/10/02      4.00000        0.500
       5/09/02      4.00000        0.600
       5/08/02      4.12500            -
       5/07/02      4.00000        0.700
       5/06/02      4.00000        0.700
       5/03/02      4.50000        0.900
       5/02/02      4.25000            -
       5/01/02      4.12500            -
       4/30/02      4.00000        0.300
       4/29/02      3.60000        0.200
       4/26/02      4.00000        0.100
       4/25/02      3.50500            -
       4/24/02      3.50500            -
       4/23/02      3.50500            -
       4/22/02      3.50500            -
       4/19/02      3.50500            -
       4/18/02      3.50500            -
       4/17/02      3.30000        0.700
       4/16/02      3.50500            -
       4/15/02      3.26000        0.100
       4/12/02      3.75000        0.300
       4/11/02      3.30000        1.600
       4/10/02      3.29000        6.600
       4/09/02      3.50000            -
       4/08/02      3.50000            -
       4/05/02      3.50000            -
       4/04/02      3.25000        0.200
       4/03/02      3.60000            -
       4/02/02      3.60000            -
       4/01/02      3.60000            -
       3/28/02      3.60000            -
       3/27/02      3.60000            -
       3/26/02      3.25000        0.100
       3/25/02      3.60000            -
       3/22/02      3.60000            -
       3/21/02      3.25000        0.200
       3/20/02      3.60000            -
       3/19/02      3.60000            -
       3/18/02      3.62500            -
       3/15/02      3.50000       13.000
       3/14/02      3.25000        1.100
       3/13/02      3.25000        0.400
       3/12/02      3.12500            -
       3/11/02      3.12500            -
       3/08/02      3.05000        0.500
       3/07/02      3.00000        5.400
       3/06/02      2.38000            -
       3/05/02      2.40000            -
       3/04/02      2.25000        1.500
       3/01/02      2.37500            -
       2/28/02      2.37500            -
       2/27/02      2.00000        7.800
       2/26/02      2.00000        1.500
       2/25/02      2.00000        0.400
       2/22/02      1.97500            -
       2/21/02      2.00000      158.300
       2/20/02      1.90000        0.200
       2/19/02      1.95000       10.500
       2/15/02      1.95000        5.000
       2/14/02      2.00000            -
       2/13/02      2.00000            -
       2/12/02      2.00000            -
       2/11/02      1.95000        7.700
       2/08/02      1.95000        2.100
       2/07/02      2.20000        1.500
       2/06/02      2.13000        0.500
       2/05/02      2.09000        5.500
       2/04/02      2.10000        9.000
       2/01/02      2.45000        0.800
       1/31/02      2.27500            -
       1/30/02      2.30000        0.500
       1/29/02      2.08000        1.500
       1/28/02      2.15000            -
       1/25/02      2.00000        3.000
       1/24/02      1.87500            -
       1/23/02      1.83000            -
       1/22/02      1.89500            -
       1/18/02      1.89500            -
       1/17/02      1.85000       28.600
       1/16/02      1.95000       10.500
       1/15/02      1.97000       11.600
       1/14/02      1.98500            -
       1/11/02      1.97500            -
       1/10/02      2.00000        0.600
       1/09/02      1.80000        0.300
       1/08/02      1.65000        0.100
       1/07/02      1.80000            -
       1/04/02      1.80000            -
       1/03/02      1.73000            -
       1/02/02      1.73000            -
      12/31/01      1.73000            -
      12/28/01      1.85000       16.700
      12/27/01      1.30000        5.100
      12/26/01      1.12000        1.100
      12/24/01      1.20000        0.400
      12/21/01      1.22500            -
      12/20/01      1.25000        6.000
      12/19/01      1.20000        0.900
      12/18/01      1.30000        0.100
      12/17/01      1.35000        4.700
      12/14/01      1.40000       35.200
      12/13/01      1.01000        2.600
      12/12/01      1.05000        1.500
      12/11/01      1.10000        0.600
      12/10/01      1.06000            -
      12/07/01      1.02000        0.300
      12/06/01      0.95000        0.100
      12/05/01      1.03000      255.000
      12/04/01      0.92000       75.600
      12/03/01      0.85000        0.500
      11/30/01      0.85000        1.100
      11/29/01      0.80000      214.100
      11/28/01      0.79000            -
      11/27/01      0.72000        2.200
      11/26/01      0.75000            -
      11/23/01      0.75000            -
      11/21/01      0.78000       16.000
      11/20/01      0.73000        9.000
      11/19/01      0.72000       20.100
      11/16/01      0.70000        5.000
      11/15/01      0.67500            -
      11/14/01      0.60000        3.500
      11/13/01      0.57000       31.300
      11/12/01      0.65000        5.500
      11/09/01      0.65000        2.500
      11/08/01      0.70000        4.900
      11/07/01      0.85000       20.300
      11/06/01      0.95000            -
      11/05/01      0.85000        1.000
      11/02/01      0.95000            -
      11/01/01      0.78000        1.000
      10/31/01      0.75000        5.000
      10/30/01      0.70000            -
      10/29/01      0.72000       64.900
      10/26/01      0.70000       10.500
      10/25/01      0.70000        4.000
      10/24/01      0.68000       38.200
      10/23/01      0.75000       17.700
      10/22/01      0.82500            -
      10/19/01      0.85000        2.500
      10/18/01      1.00000        1.000
      10/17/01      1.03000        4.700
      10/16/01      1.05000        0.100
      10/15/01      1.05000        1.600
      10/12/01      1.40000        4.600
      10/11/01      1.80000        0.700
      10/10/01      2.00000        0.600
      10/09/01      1.77500            -
      10/08/01      1.77500            -
      10/05/01      1.62000        0.600
      10/04/01      1.81000            -
      10/03/01      1.95000            -
      10/02/01      1.95000            -
      10/01/01      1.95000            -
       9/28/01      2.00000        2.200
       9/27/01      1.62000        0.500
       9/26/01      1.60000        0.200
       9/25/01      1.55000       11.600
       9/24/01      2.27500            -
       9/21/01      2.10000        8.100
       9/20/01      3.00000        2.100
       9/19/01      3.35000            -
       9/18/01      3.35000            -
       9/17/01      3.20000        7.200
       9/10/01      3.80000            -
       9/07/01      3.80000            -
       9/06/01      3.50000        5.100
       9/05/01      3.75000            -
       9/04/01      4.00000      400.000
       8/31/01      3.75000            -
       8/30/01      3.50000      143.400
       8/29/01      3.85000      167.900
       8/28/01      3.70000            -
       8/27/01      3.66000            -
       8/24/01      3.86000            -
       8/23/01      3.82500       67.000
       8/22/01      3.60000        0.200
       8/21/01      3.60000        1.200
       8/20/01      3.75000            -
       8/17/01      3.90000        0.100
       8/16/01      3.75000        0.600
       8/15/01      3.65000            -
       8/14/01      4.00000      275.400
       8/13/01      3.69000       37.000
       8/10/01      3.65000            -
       8/09/01      3.75000       50.000
       8/08/01      3.40000        0.100
       8/07/01      3.25000        0.100
       8/06/01      3.25000        0.600
       8/03/01      3.25000        1.300
       8/02/01      3.75000            -
       8/01/01      3.50000        0.400
       7/31/01      3.75000            -
       7/30/01      3.62500            -
       7/27/01      4.00000        1.600
       7/26/01      3.65000            -
       7/25/01      3.50000        1.000
       7/24/01      3.35000            -
       7/23/01      3.56250       61.000
       7/20/01      3.70000            -
       7/19/01      3.50000        2.500
       7/18/01      3.10000        0.500
    ---------------------------------------
     7/17/2001      4.25000            0
     7/16/2001      3.72500            -
     7/13/2001      3.25000            0
     7/12/2001      3.00000            0
     7/11/2001      3.00000            3
     7/10/2001      3.85000            -
      7/9/2001      4.10000            -
      7/6/2001      3.75000            1
      7/5/2001      4.27500            -
      7/3/2001      4.27500            -
      7/2/2001      5.15000            1
     6/29/2001      4.00000           14
     6/28/2001      2.50000            0
     6/27/2001      3.85000            -
     6/26/2001      3.85000            -
     6/25/2001      3.85000            -
     6/22/2001      3.85000            -
     6/21/2001      3.85000            -
     6/20/2001      2.00000            -
     6/19/2001      5.00000           23
     6/18/2001      6.00000            1
     6/15/2001      6.00000            -
     6/14/2001      6.00000            -
     6/13/2001      2.00000            0
     6/12/2001      6.00000            1
     6/11/2001      2.00000            -
      6/8/2001      2.00000            0
      6/7/2001      2.00000            -
      6/6/2001      2.00000            0
      6/5/2001      2.00000            -
      6/4/2001      2.00000            -
      6/1/2001      2.00000            -
     5/31/2001      2.00000            -
     5/30/2001      5.00000           32
     5/29/2001      2.00000            -
     5/25/2001      2.00000            -
     5/24/2001      2.00000            -
     5/23/2001      2.00000            -
     5/22/2001      2.50000            -


----------------------
(1)SOURCE: FACTSET

                                       C(2)-10

COMPARISON OF STOCK PRICE PERFORMANCE

|X| The following chart shows the stock price performance of JCC relative to the S&P 500 and an index of gaming companies since the confirmation date of the plan of reorganization.


                   EXHIBIT 3: STOCK PRICE COMPARISON GRAPH (1)



                                                      GAMING
                           S&P           JCC          INDEX

22-May-2001                100           100           100
23-May-2001                 98            80           100
24-May-2001                 99            80           101
25-May-2001                 98            80           100
29-May-2001                 97            80            98
30-May-2001                 95           200           101
31-May-2001                 96            80           103
01-Jun-2001                 96            80           104
04-Jun-2001                 97            80           106
05-Jun-2001                 98            80           105
06-Jun-2001                 97            80           106
07-Jun-2001                 98            80           104
08-Jun-2001                 97            80           103
11-Jun-2001                 96            80           102
12-Jun-2001                 96           240           103
13-Jun-2001                 95            80           104
14-Jun-2001                 93           240           103
15-Jun-2001                 93           240           101
18-Jun-2001                 92           240           101
19-Jun-2001                 93           200           102
20-Jun-2001                 93            80           104
21-Jun-2001                 94           154           106
22-Jun-2001                 94           154           105
25-Jun-2001                 93           154           104
26-Jun-2001                 93           154           104
27-Jun-2001                 92           154           106
28-Jun-2001                 94           100           107
29-Jun-2001                 94           160           107
02-Jul-2001                 94           206           108
03-Jul-2001                 94           171           108
05-Jul-2001                 93           171           107
06-Jul-2001                 91           150           103
09-Jul-2001                 92           164           102
10-Jul-2001                 90           154           102
11-Jul-2001                 90           120           104
12-Jul-2001                 92           120           107
13-Jul-2001                 93           130           108
16-Jul-2001                 92           149           108
17-Jul-2001                 93           170           113
18-Jul-2001                 92           124           113
19-Jul-2001                 93           140           112
20-Jul-2001                 92           148           112
23-Jul-2001                 91           143           113
24-Jul-2001                 89           134           113
25-Jul-2001                 91           140           115
26-Jul-2001                 92           146           112
27-Jul-2001                 92           160           110
30-Jul-2001                 92           145           109
31-Jul-2001                 93           150           110
01-Aug-2001                 93           140           108
02-Aug-2001                 93           150           107
03-Aug-2001                 93           130           106
06-Aug-2001                 92           130           105
07-Aug-2001                 92           130           107
08-Aug-2001                 90           136           106
09-Aug-2001                 90           150           106
10-Aug-2001                 91           146           106
13-Aug-2001                 91           148           107
14-Aug-2001                 91           160           109
15-Aug-2001                 90           146           108
16-Aug-2001                 90           150           107
17-Aug-2001                 89           156           107
20-Aug-2001                 89           150           108
21-Aug-2001                 88           144           108
22-Aug-2001                 89           144           110
23-Aug-2001                 89           153           109
24-Aug-2001                 90           154           110
27-Aug-2001                 90           146           111
28-Aug-2001                 89           148           111
29-Aug-2001                 88           154           111
30-Aug-2001                 86           140           113
31-Aug-2001                 87           150           114
04-Sep-2001                 87           160           113
05-Sep-2001                 86           150           113
06-Sep-2001                 84           140           113
07-Sep-2001                 83           152           110
10-Sep-2001                 83           152           108
17-Sep-2001                 79           128            95
18-Sep-2001                 79           134            89
19-Sep-2001                 78           134            87
20-Sep-2001                 75           120            85
21-Sep-2001                 74            84            83
24-Sep-2001                 77            91            89
25-Sep-2001                 77            62            91
26-Sep-2001                 77            64            91
27-Sep-2001                 78            65            92
28-Sep-2001                 79            80            95
01-Oct-2001                 79            78            93
02-Oct-2001                 80            78            95
03-Oct-2001                 82            78            97
04-Oct-2001                 82            72            98
05-Oct-2001                 82            65            99
08-Oct-2001                 81            71            98
09-Oct-2001                 81            71            96
10-Oct-2001                 83            80            99
11-Oct-2001                 84            72           102
12-Oct-2001                 83            56           101
15-Oct-2001                 83            42           102
16-Oct-2001                 84            42           104
17-Oct-2001                 82            41           103
18-Oct-2001                 82            40           103
19-Oct-2001                 82            34           106
22-Oct-2001                 83            33           108
23-Oct-2001                 83            30           107
24-Oct-2001                 83            27           109
25-Oct-2001                 84            28           108
26-Oct-2001                 84            28           108
29-Oct-2001                 82            29           107
30-Oct-2001                 81            28           109
31-Oct-2001                 81            30           108
01-Nov-2001                 83            31           110
02-Nov-2001                 83            38           111
05-Nov-2001                 84            34           114
06-Nov-2001                 85            38           115
07-Nov-2001                 85            34           115
08-Nov-2001                 85            28           116
09-Nov-2001                 86            26           115
12-Nov-2001                 85            26           115
13-Nov-2001                 87            23           118
14-Nov-2001                 87            24           120
15-Nov-2001                 87            27           119
16-Nov-2001                 87            28           121
19-Nov-2001                 88            29           123
20-Nov-2001                 87            29           123
21-Nov-2001                 87            31           121
23-Nov-2001                 88            30           122
26-Nov-2001                 88            30           123
27-Nov-2001                 88            29           124
28-Nov-2001                 86            32           125
29-Nov-2001                 87            32           127
30-Nov-2001                 87            34           130
03-Dec-2001                 86            34           131
04-Dec-2001                 87            37           130
05-Dec-2001                 89            41           130
06-Dec-2001                 89            38           131
07-Dec-2001                 88            41           130
10-Dec-2001                 87            42           129
11-Dec-2001                 87            44           128
12-Dec-2001                 87            42           130
13-Dec-2001                 85            40           130
14-Dec-2001                 86            56           132
17-Dec-2001                 87            54           133
18-Dec-2001                 87            52           135
19-Dec-2001                 88            48           136
20-Dec-2001                 87            50           135
21-Dec-2001                 87            49           136
24-Dec-2001                 87            48           136
26-Dec-2001                 88            45           137
27-Dec-2001                 88            52           138
28-Dec-2001                 89            74           138
31-Dec-2001                 88            69           139
02-Jan-2002                 88            69           137
03-Jan-2002                 89            69           139
04-Jan-2002                 90            72           142
07-Jan-2002                 89            72           142
08-Jan-2002                 89            66           146
09-Jan-2002                 88            72           148
10-Jan-2002                 88            80           150
11-Jan-2002                 87            79           149
14-Jan-2002                 87            79           145
15-Jan-2002                 88            79           149
16-Jan-2002                 86            78           152
17-Jan-2002                 87            74           155
18-Jan-2002                 86            76           157
22-Jan-2002                 85            76           158
23-Jan-2002                 86            73           156
24-Jan-2002                 86            75           154
25-Jan-2002                 87            80           151
28-Jan-2002                 87            86           148
29-Jan-2002                 84            83           151
30-Jan-2002                 85            92           153
31-Jan-2002                 86            91           157
01-Feb-2002                 86            98           156
04-Feb-2002                 84            84           155
05-Feb-2002                 83            84           152
06-Feb-2002                 83            85           149
07-Feb-2002                 82            88           150
08-Feb-2002                 84            78           153
11-Feb-2002                 85            78           156
12-Feb-2002                 85            80           160
13-Feb-2002                 85            80           161
14-Feb-2002                 85            80           158
15-Feb-2002                 84            78           157
19-Feb-2002                 83            78           155
20-Feb-2002                 84            76           159
21-Feb-2002                 83            80           159
22-Feb-2002                 83            79           160
25-Feb-2002                 85            80           163
26-Feb-2002                 85            80           166
27-Feb-2002                 85            80           168
28-Feb-2002                 85            95           168
01-Mar-2002                 86            95           170
04-Mar-2002                 88            90           175
05-Mar-2002                 88            96           174
06-Mar-2002                 89            95           169
07-Mar-2002                 88           120           171
08-Mar-2002                 89           122           174
11-Mar-2002                 89           125           171
12-Mar-2002                 89           125           170
13-Mar-2002                 88           130           168
14-Mar-2002                 88           130           166
15-Mar-2002                 89           140           170
18-Mar-2002                 89           145           174
19-Mar-2002                 89           144           177
20-Mar-2002                 88           144           177
21-Mar-2002                 88           130           178
22-Mar-2002                 88           144           183
25-Mar-2002                 86           144           181
26-Mar-2002                 87           130           185
27-Mar-2002                 87           144           186
28-Mar-2002                 88           144           187
01-Apr-2002                 88           144           183
02-Apr-2002                 87           144           180
03-Apr-2002                 86           144           178
04-Apr-2002                 86           130           184
05-Apr-2002                 86           140           189
08-Apr-2002                 86           140           192
09-Apr-2002                 85           140           196
10-Apr-2002                 86           132           198
11-Apr-2002                 84           132           198
12-Apr-2002                 85           150           201
15-Apr-2002                 84           130           202
16-Apr-2002                 86           140           200
17-Apr-2002                 86           132           201
18-Apr-2002                 86           140           205
19-Apr-2002                 86           140           209
22-Apr-2002                 85           140           210
23-Apr-2002                 84           140           209
24-Apr-2002                 83           140           204
25-Apr-2002                 83           140           201
26-Apr-2002                 82           160           197
29-Apr-2002                 81           144           196
30-Apr-2002                 82           160           198
01-May-2002                 83           165           199
02-May-2002                 83           170           201
03-May-2002                 82           180           203
06-May-2002                 80           160           200
07-May-2002                 80           160           196
08-May-2002                 83           165           196
09-May-2002                 82           160           191
10-May-2002                 81           160           188
13-May-2002                 82           150           190
14-May-2002                 84           160           192
15-May-2002                 83           162           194
16-May-2002                 84           162           193
17-May-2002                 85           200           193
20-May-2002                 83           170           190
21-May-2002                 82           190           187
22-May-2002                 83           208           184
23-May-2002                 84           200           188
24-May-2002                 83           200           187
28-May-2002                 82           200           184
29-May-2002                 82           190           187
30-May-2002                 81           202           188
31-May-2002                 81           203           186
03-Jun-2002                 79           210           162
04-Jun-2002                 79           226           160
05-Jun-2002                 80           238           161
06-Jun-2002                 79           248           159
07-Jun-2002                 78           320           163
10-Jun-2002                 79           320           164
11-Jun-2002                 77           316           162
12-Jun-2002                 78           318           158
13-Jun-2002                 77           320           154
14-Jun-2002                 77           318           151
17-Jun-2002                 79           318           157
18-Jun-2002                 79           318           160
19-Jun-2002                 78           319           160
20-Jun-2002                 77           320           158
21-Jun-2002                 76           320           160
24-Jun-2002                 76           320           165
25-Jun-2002                 75           320           166
26-Jun-2002                 74           319           165
27-Jun-2002                 76           319           170


----------------------
(1)SOURCE: FACTSET
(2)GAMING INDEX INCLUDES COMPARABLE COMPANIES USED IN THE VALUATION OF JCC.

                                       C(2)-11

VALUATION METHODOLOGY

|X| Because the Company's common stock is not actively traded and is relatively illiquid, we believe that the current trading price may not accurately represent its true value and thus we have performed an independent valuation.

|X| Houlihan Lokey typically utilizes three different approaches in developing valuation indications:

      -     the Market Multiple Approach;

      -     the Comparable Transaction Approach; and

      -     the Discounted Cash Flow ("DCF") Approach.

|X| In this instance, because recent long-term projections are not available, we did not utilize the DCF Approach, but instead relied on the Market Multiple and Comparable Transaction approaches to formulate a valuation. Although projections were developed as part of the bankruptcy process (see Supporting Exhibits), given the time that has passed since these projections were developed and the changes in circumstances (e.g., tax rate assumptions and city of New Orleans expense assumptions) that have occurred since they were developed, the Company does not believe these forecasts reflect the current projected results.

|X| The Management Company prepared a fiscal year 2002 budget, which includes actual results through June 30, 2002. A change in the state gaming tax was implemented on April 1, 2002. In order to calculate earnings levels that are representative of future operating performance, we increased the actual gaming taxes in the first quarter of 2002 to represent the new tax policy.

|X| In performing our valuation analysis we relied upon LTM and projected 2002 EBITDA figures for determining enterprise value. During the first six months of the year, the Company has outperformed its budget. Revenues and margins have improved as a result of an effective marketing campaign and a reduction in employees and other expenses. Due to the better than projected performance in the first six months, Houlihan Lokey has based its valuation conclusions on an analysis of two different scenarios for the remaining portion of the Company's 2002 budget. The modified scenario reflects an adjustment to the Company's budget by increasing the projected gross gaming margin for the last six months of the year from approximately 55% to 60%, consistent with the actual performance for the first six months of the year. The original management budget is herein referred to as the "55% Management Budget" and the alternative management budget is referred to as the "60% Management Budget".

                                       C(2)-12

|X| After determining the enterprise value, we added the value of the following non-operating assets:

      - Excess cash of $37.9 million, based on the balance as of June 30, 2002 less estimated cage cash of $18.0 million;

      - Cash of $2.9 million to be received by the Company upon the exercise of in-the-money stock options; and

      -     $6.5 million value of the Fulton Street property.

|X| We also included the net present value of the projected cash flows from the following strategic initiatives as prepared by JCC and/or the Management Company:

      -     In-house limousine service

      -     1st floor buffet expansion

      -     Addition of a full-service restaurant on the 1st floor

|X| We also considered the potential impact of the net after-tax present value of the excess of the tax basis of JCC's fixed assets over the book basis in these assets. In connection with the fresh start accounting adjustments following JCC's emergence from Chapter 11, JCC's fixed assets were reduced and approximately $213 million of cancellation of debt ("COD") income was created. As of December 31, 2001, the book value of JCC fixed assets was $133.5 million compared to the tax basis of $339.8 million. For tax purposes, JCC has elected to write down its net operating losses by the amount of the COD income and not reduce the tax basis of its fixed assets. Therefore, the value of JCC fixed assets for tax purposes is significantly higher than the book value of its fixed assets and thus tax depreciation is significantly higher than book depreciation. The valuation analysis is presented both with and without the net after-tax present value of this difference, estimated to be $21.9 million, as this discrepancy is not considered to be included in the market or transaction multiples. The estimated value of the excess depreciation was calculated by taking the mid point between the net present value of the tax benefit to Harrah's and the net present value of the tax benefit to JCC, if it were to remain a standalone business. It should be noted that in negotiations, Harrah's did not consider this tax basis difference to be additive value.

|X| We did not include the potential value of the second floor build out and the potential benefits of a hotel because the costs, benefits and timing of those projects are extremely uncertain.

                                       C(2)-13

VALUATION CONSIDERATIONS

|X| In determining the range of values for the Company, we focused on the following positive and negative valuation considerations.

|X|   Positive Considerations

      - New Orleans location, which is a popular destination for tourists and conventioneers

      -     Only land-based casino in New Orleans

|X|   Negative Considerations

      - High operating costs in comparison to its peers (lowest margin operator)

      -     Short average length of play and low wins per customer

      -     likely due to many other local attractions

      - Numerous city and state imposed operating restrictions such as limitations on its ability to further reduce the workforce

      -     Single property casino company

      -     No associated hotel

      - High state gaming tax with large minimum payments and a requirement for a third-party guarantee for the minimum payment

      -     Limited ability to replace casino manager

      -     Limited track record of being able to achieve forecasts

                                       C(2)-14

VALUATION SUMMARY

--------------------------------------------------------------------------------------------------------
                                       EXHIBIT 4: VALUATION SUMMARY
--------------------------------------------------------------------------------------------------------
(FIGURES IN THOUSANDS EXCEPT PER SHARE VALUES)

ENTERPRISE VALUE INDICATION FROM OPERATIONS (1)                                    LOW              HIGH
                                                                                   ---              ----
     Market Multiple Methodology                                              $200,000     --   $230,000

     Comparable Transaction Methodology                                       $175,000     --   $210,000

RESULTS SUMMARY

     ENTERPRISE VALUE FROM OPERATIONS                                         $190,000     --   $220,000

     NONOPERATING ASSETS:

       Add: Cash In Excess of Cage Cash (2)                                    $37,900     --    $37,900
       Add: Cash to be Received upon the Exercise of Oustanding Options          2,921     --      2,921
       Add: Cash to be Received upon the Sale of Fulton Street Property (3)      6,500     --      6,500
       Add: NPV of Limo Service (4)                                                936     --        936
       Add: NPV of Buffet Expansion (5)                                          3,216     --      3,216
       Add: NPV Full- Service Restauran t (5)                                      845     --        845
                                                                             ---------         ---------
       Total Nonoperating Assets                                               $52,318     --    $52,318

     CONCLUDED ENTERPRISE VALUE                                               $242,318     --   $272,318

     Less: Total Debt                                                          128,354     --    128,354
                                                                             ---------         ---------
     CONCLUDED EQUITY VALUE                                                   $113,964     --   $143,964

     CONCLUDED PER SHARE RANGE (6)                                               $8.62     --     $10.89

       Add: PV of Incremental Depreciation Tax Shield (7)                       21,928     --     21,928
                                                                             ---------         ---------
     CONCLUDED EQUITY VALUE WITH DEPRECIATION TAX SHIELD                      $135,892          $165,892

     CONCLUDED PER SHARE VALUE RANGE WITH DEPRECIATION TAX SHIELD (6)           $10.28     --     $12.55


----------------
(1) TOTAL ENTERPRISE VALUE ("TEV") REPRESENTS MARKET VALUE OF COMMON EQUITY PLUS REDEMPTION VALUE OF PREFERRED EQUITY PLUS MINORITY INTEREST PLUS INTEREST BEARING DEBT LESS CASH. VALUE RANGES ARE ROUNDED.
(2) EXCESS CASH CALCULATED BASED ON THE JUNE 30, 2002 CASH BALANCE OF $55.9 MILLION AND MANAGEMENT'S ESTIMATE OF CAGE CASH OF $18.0 MILLION.
(3)   BASED ON AN ESTIMATE PROVIDED BY THE COMPANY'S MANAGEMENT.
(4) THE VALUATION OF THE LIMO SERVICE WAS PREPARED BY THE MANAGEMENT COMPANY AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY HOULIHAN LOKEY.
(5) THE VALUATION OF THE BUFFET EXPANSION AND FULL-SERVICE RESTAURANT WAS BASED ON PROJECTIONS PREPARED BY THE MANAGEMENT COMPANY AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY HOULIHAN LOKEY.
(6)   BASED ON 13,218,748 FULLY DILUTED SHARES OUTSTANDING.
(7) REPRESENTS THE MIDPOINT OF THE PRESENT VALUE OF HARRAH'S AND JCC'S TAX SAVINGS CREATED BY THE VARIANCE BETWEEN TAX AND BOOK DEPRECIATION. CALCULATION OF DEPRECIATION ON BOTH TAX AND BOOK BASIS WAS PREPARED BY THE COMPANY AND DELOITTE & TOUCHE AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY HOULIHAN LOKEY.

                                       C(2)-15

MARKET MULTIPLE APPROACH


------------------------------------------------------------------------------------------
                            EXHIBIT 5: MARKET MULTIPLE APPROACH
------------------------------------------------------------------------------------------
(FIGURES IN THOUSANDS)
                          REPRESENTATIVE        SELECTED                 INDICATED
                              LEVEL          MULTIPLE RANGE       ENTERPRISE VALUE RANGE
                           -----------     ------------------   --------------------------
LTM
6/30/02
----------

Adjusted EBITDA              $26,675        6.5 x  --  7.0 x      $173,384  --  $186,722

55% MANAGEMENT BUDGET
12/31/02
----------

Adjusted EBITDA              $34,667        6.0 x  --  7.0 x      $208,004  --  $242,671


60% MANAGEMENT BUDGET
12/31/02
----------

Adjusted EBITDA              $37,908        6.0 x  --  7.0 x      $227,446  --  $265,353

------------------------------------------------------------------------------------------
ENTERPRISE VALUE RANGE (ROUNDED)                                  $200,000  --  $230,000
------------------------------------------------------------------------------------------

                                       C(2)-16

REPRESENTATIVE LEVELS

-----------------------------------------------------------------------------------------------------------------------
                                       EXHIBIT 6: REPRESENTATIVE LEVELS
-----------------------------------------------------------------------------------------------------------------------
($ IN THOUSANDS)                                                   ACTUAL RESULTS            55% MGMT.(2)  60% MGMT.(2)
                                                    -------------------------------------        BUDGET         BUDGET
                                                         FISCAL YEAR ENDED                         FISCAL YEAR ENDED
                                                    --------------------------       LTM     --------------------------
                                                      12/31/00(1)  12/31/01(1)    6/30/02      12/31/02       12/31/02
                                                      --------     --------       -------      --------       --------
REVENUES

   Gaming                                             $245,473     $242,950      $259,788      $270,821       $270,821
   Food & Beverage                                      20,356       21,673        23,810        24,674         24,674
   Other                                                 9,821       10,805        11,287        11,442         11,442
                                                      --------     --------       -------      --------       --------

GROSS REVENUES                                        $275,650     $275,428      $294,885      $306,937       $306,937
   Less: Promotional Allowance                          33,536       21,332        29,025        36,255         36,255
                                                      --------     --------       -------      --------       --------

NET REVENUES                                          $242,114     $254,097      $265,859      $270,682       $270,682

GROSS OPERATING INCOME                                                           $105,527      $113,646       $118,809

   Less: Total Undistributed Expenses                                              70,393        70,471         70,471
                                                                                  -------      --------       --------

OPERATING INCOME                                                                  $35,134       $43,175        $48,338
   Less: Management / Consultant Fees                                             $12,189       $14,243        $16,166
   Less: JCC Corporate Costs                                                        8,320         8,162          8,162
                                                                                  -------      --------       --------

-----------------------------------------------------------------------------------------------------------------------
EBIT                                                                              $14,625       $20,770        $24,010
-----------------------------------------------------------------------------------------------------------------------
   Add: Depreciation & Amortization                                                12,269        13,056         13,056
                                                                                  -------      --------       --------

-----------------------------------------------------------------------------------------------------------------------
EBITDA                                                                            $26,894       $33,826        $37,066
-----------------------------------------------------------------------------------------------------------------------

Adjustments:
   Add: Non-Recurring Legal Fees (3)                                               $1,900        $1,900         $1,900
   Add: Amortization of Stock Option Compensation                                     245           245            245
   Less: State Gaming Tax Adjustment (4)                                           (2,364)       (1,303)        (1,303)
-----------------------------------------------------------------------------------------------------------------------
ADJUSTED EBITDA                                                                   $26,675       $34,667        $37,908
-----------------------------------------------------------------------------------------------------------------------


-------------------------
(1)EXPENSES PRIOR TO THE BANKRUPTCY ARE NOT MEANINGFUL AND THUS HAVE NOT BEEN SHOWN AS THE MANAGEMENT AGREEMENT AND TAX REGIME WERE SUBSTANTIALLY AMENDED.
(2)INCLUDES ACTUAL RESULTS THROUGH JUNE 30, 2002.
(3)NON-RECURRING LEGAL FEES WERE INCURRED IN CONNECTION WITH THE HARRAH'S LITIGATION. THE AMOUNT OF THE FEES HAS BEEN ADJUSTED TO TAKE INTO ACCOUNT THE MANAGEMENT FEE.
(4)ADJUSTMENTS INCLUDE THE ADDITIONAL GAMING TAXES THAT WOULD HAVE BEEN INCURRED HAD THE NEW GAMING TAXES BEEN IMPLEMENTED AT THE BEGINNING OF THE PERIOD.

                                       C(2)-17

MARKET MULTIPLE ANALYSIS

----------------------------------------------------------------------------
                    EXHIBIT 7: MARKET MULTIPLE ANALYSIS (1)
----------------------------------------------------------------------------
                                                 EV / EBITDA
                                  ------------------------------------------
                                     2001        LTM        2002        2003
                                     ----        ---        ----        ----
Ameristar Casinos Inc. (2)           7.6x       7.2x        6.3x        5.6x
Argosy Gaming Co. (3)                7.1x       6.4x        5.8x        5.9x
Aztar Corp. (4)                      6.6x       6.5x        6.3x          NA
Boyd Gaming Corp. (4)                9.1x       8.5x        7.5x        6.8x
Hollywood Casino Corp. (4)           9.3x       7.8x        6.1x        5.5x
Isle Of Capris Casinos Inc. (5)      6.5x       6.5x        5.9x        5.7x
Monarch Casino & Resort Inc. (4)     7.1x       6.7x        6.2x        5.6x
Pinnacle Entertainment Inc. (6)      8.7x       8.7x        7.8x        6.5x
Riviera Holdings Corp. (7)           6.1x       6.4x        6.7x        5.4x

----------------------------------------------------------------------------
Low                                  6.1x       6.4x        5.8x        5.4x
High                                 9.3x       8.7x        7.8x        6.8x
Median                               7.1x       6.7x        6.3x        5.6x
Mean                                 7.6x       7.2x        6.5x        5.9x
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Implied Multiples (8)(9)              NMF       8.1x        6.2x          NA
----------------------------------------------------------------------------


----------------------------

(1)ENTERPRISE VALUE CONCLUDED USING THE CLOSING STOCK PRICE ON JULY 24, 2002.
(2)PROJECTED FINANCIAL FIGURES ARE BASED ON A DRESDNER KLEINWORT WASSERSTEIN REPORT DATED MAY 22, 2002.
(3)PROJECTED FINANCIAL FIGURES ARE BASED ON THE AVERAGE OF SEVERAL ANALYST REPORTS.
(4)PROJECTED FINANCIAL FIGURES ARE BASED ON THE AVERAGE OF SEVERAL ANALYST REPORTS.
(5)PROJECTED FINANCIAL FIGURES ARE BASED ON A CIBC REPORT DATED JUNE 18, 2002.
(6)PROJECTED FINANCIAL FIGURES ARE BASED ON A CIBC REPORT DATED MAY 3, 2002.
(7)PROJECTED FINANCIAL FIGURES ARE BASED ON THE HOULIHAN LOKEY HOWARD &
   ZUKIN BUILD-UP METHOD.
(8)BASED ON THE MIDPOINT OF THE SELECTED RANGE OF MINORITY ENTERPRISE VALUES DERIVED FROM THE MARKET MULTIPLE METHODOLOGY.
(9)IMPLIED MULTIPLES FOR 2002 BASED ON THE 55% MANAGEMENT COMPANY BUDGET.

                                       C(2)-18

RISK RANKINGS


---------------------------------------------------------------------------------------------------------------------------
                                                  EXHIBIT 8: RISK RANKINGS
---------------------------------------------------------------------------------------------------------------------------

                 SIZE                                         SIZE                                       SIZE
       Net Revenue, thousands)                    (Enterprise Value, thousands)              (Gaming Space in sq ft)(1)
---------------------------------------     --------------------------------------     ------------------------------------
Boyd Gaming Corp.            $1,124,700     Boyd Gaming Corp.            $2,039,30     Boyd Gaming Corp.            512,400
Isle Of Capris Casinos Inc.  $1,085,311     Argosy Gaming Co.            $1,626,33     Isle Of Capris Casinos Inc.  413,262
Argosy Gaming Co.              $852,740     Isle Of Capris Casinos Inc.  $1,570,62     Aztar Corp.                  309,360
Aztar Corp.                    $847,113     Aztar Corp.                  $1,214,56     Ameristar Casinos Inc.       291,000
Ameristar Casinos Inc.         $644,815     Ameristar Casinos Inc.       $1,182,30     Pinnacle Entertainment Inc.  283,700
Pinnacle Entertainment Inc.    $521,889     Hollywood Casino Corp.        $744,059     Hollywood Casino Corp.       198,000
Hollywood Casino Corp.         $464,950     Pinnacle Entertainment Inc.   $582,356     Argosy Gaming Co.            177,300
JCC HOLDING COMPANY            $265,859     Riviera Holdings Corp.        $209,005     Riviera Holdings Corp.       110,000
Riviera Holdings Corp.         $196,330     Monarch Casino & Resort Inc.  $172,826     JCC HOLDING COMPANY          100,000
Monarch Casino & Resort Inc.   $106,569                                                Monarch Casino & Resort Inc.  51,000

              SIZE                                  SIZE
     (Number of Hotels)(1)                 (Number of Casinos)(1)
--------------------------------     ----------------------------------
Isle Of Capris Casinos Inc.   12     Isle Of Capris Casinos Inc.     15
Boyd Gaming Corp.              8     Boyd Gaming Corp.               12
Ameristar Casinos Inc.         5     Pinnacle Entertainment Inc.      8
Pinnacle Entertainment Inc.    5     Ameristar Casinos Inc.           6
Aztar Corp.                    4     Argosy Gaming Co.                5
Argosy Gaming Co.              2     Aztar Corp.                      5
Hollywood Casino Corp.         1     Hollywood Casino Corp.           3
Monarch Casino & Resort Inc.   1     Riviera Holdings Corp.           2
Riviera Holdings Corp.         1     JCC HOLDING COMPANY              1
JCC HOLDING COMPANY            0     Monarch Casino & Resort Inc.     1

           PROFITABILITY                          PROFITABILITY                             PROFITABILITY
        (EBITDA to Revenue)                     (EBIT to Revenue)                  (Total Contribution Margin)(2)
-----------------------------------     -----------------------------------     -----------------------------------
Argosy Gaming Co.             30.0%     Argosy Gaming Co.             24.2%     Aztar Corp.                   51.6%
Ameristar Casinos Inc.        25.5%     Ameristar Casinos Inc.        19.2%     Monarch Casino & Resort Inc.  50.4%
Monarch Casino & Resort Inc.  24.1%     Aztar Corp.                   15.9%     Argosy Gaming Co.             48.2%
Isle Of Capris Casinos Inc.   22.2%     Isle Of Capris Casinos Inc.   15.6%     Isle Of Capris Casinos Inc.   47.8%
Aztar Corp.                   22.1%     Monarch Casino & Resort Inc.  14.4%     Ameristar Casinos Inc.        45.9%
Boyd Gaming Corp.             21.3%     Boyd Gaming Corp.             12.7%     Boyd Gaming Corp.             42.9%
Hollywood Casino Corp.        20.6%     Hollywood Casino Corp.         8.2%     Riviera Holdings Corp.        37.7%
Riviera Holdings Corp.        16.7%     Riviera Holdings Corp.         7.7%     Hollywood Casino Corp.        28.7%
Pinnacle Entertainment Inc.   12.9%     JCC HOLDING COMPANY            5.5%     JCC HOLDING COMPANY              NA
JCC HOLDING COMPANY           10.1%     Pinnacle Entertainment Inc.    3.6%     Pinnacle Entertainment Inc.      NA

           PROFITABILITY                          INDUSTRY METRICS
  (Gaming Contribution Margin)(3)             % of Revenue from Gaming
-----------------------------------     -----------------------------------
Monarch Casino & Resort Inc.  59.9%     Argosy Gaming Co.             88.6%
Isle Of Capris Casinos Inc.   59.2%     JCC HOLDING COMPANY           88.1%
Aztar Corp.                   57.7%     Hollywood Casino Corp.        84.7%
Argosy Gaming Co.             56.9%     Pinnacle Entertainment Inc.   83.8%
Ameristar Casinos Inc.        54.4%     Isle Of Capris Casinos Inc.   81.7%
Boyd Gaming Corp.             52.6%     Aztar Corp.                   79.8%
Riviera Holdings Corp.        44.9%     Ameristar Casinos Inc.        76.9%
Hollywood Casino Corp.        34.6%     Boyd Gaming Corp.             74.6%
JCC HOLDING COMPANY           33.7%     Monarch Casino & Resort Inc.  54.4%
Pinnacle Entertainment Inc.      NA     Riviera Holdings Corp.        52.0%


------------------------
(1)BASED ON FISCAL YEAR ENDED 2001 DATA.
(2)CALCULATED BY DIVIDING DIRECT MARGIN BY NET REVENUE.
(3)CALCULATED BY DIVIDING GAMING PROFIT BY GAMING REVENUE.

                                       C(2)-19

            LIQUIDITY                               LEVERAGE                             INDUSTRY METRIC
         (Current Ratio)                          (Debt to EV)                (Promotional Costs / Gaming Revenue)
---------------------------------     -----------------------------------     ------------------------------------
Pinnacle Entertainment Inc.   2.9     Monarch Casino & Resort Inc.  40.5%     Hollywood Casino Corp.         23.3%
JCC HOLDING COMPANY           2.5     Aztar Corp.                   46.9%     Monarch Casino & Resort Inc.   22.9%
Hollywood Casino Corp.        2.2     Ameristar Casinos Inc.        56.9%     Isle Of Capris Casinos Inc.    20.2%
Riviera Holdings Corp.        1.7     Argosy Gaming Co.             58.9%     Riviera Holdings Corp.         15.2%
Aztar Corp.                   1.1     Boyd Gaming Corp.             56.6%     Argosy Gaming Co.              13.3%
Boyd Gaming Corp.             0.8     Isle Of Capris Casinos Inc.   64.3%     Boyd Gaming Corp.              13.2%
Monarch Casino & Resort Inc.  0.7     Pinnacle Entertainment Inc.   85.2%     JCC HOLDING COMPANY            11.2%
Ameristar Casinos Inc.        0.7     Hollywood Casino Corp.        76.4%     Ameristar Casinos Inc.          6.6%
Argosy Gaming Co.             0.7     Riviera Holdings Corp.        90.4%     Aztar Corp.                       NA
Isle Of Capris Casinos Inc.   0.9                                             Pinnacle Entertainment Inc.       NA

        HISTORICAL GROWTH                        HISTORICAL GROWTH
         (1-Year Revenue)                         (1-Year EBITDA)
-----------------------------------     -----------------------------------
Ameristar Casinos Inc.        87.6%     Ameristar Casinos Inc.       148.7%
Hollywood Casino Corp.        47.1%     Monarch Casino & Resort Inc.  23.1%
Argosy Gaming Co.             19.8%     Argosy Gaming Co.             18.5%
Isle Of Capris Casinos Inc.   10.4%     Aztar Corp.                    8.2%
Monarch Casino & Resort Inc.   7.8%     Isle Of Capris Casinos Inc.    7.6%
JCC HOLDING COMPANY            6.5%     Hollywood Casino Corp.         2.9%
Riviera Holdings Corp.         0.2%     Riviera Holdings Corp.        -4.8%
Aztar Corp.                    0.2%     Boyd Gaming Corp.            -18.7%
Boyd Gaming Corp.             -2.6%     Pinnacle Entertainment Inc.  -44.2%
Pinnacle Entertainment Inc.   -6.1%     JCC HOLDING COMPANY              NA

         HISTORICAL GROWTH                       HISTORICAL GROWTH                       PROJECTED GROWTH
         (2-Year Revenue)                         (2-Year EBITDA)                        (1-Year Revenue)
-----------------------------------     -----------------------------------     ----------------------------------
Ameristar Casinos Inc.        46.2%     Ameristar Casinos Inc.        76.0%     Argosy Gaming Co.            26.1%
Isle Of Capris Casinos Inc.   29.5%     Monarch Casino & Resort Inc.  44.3%     Hollywood Casino Corp.       14.9%
Hollywood Casino Corp.        28.6%     Isle Of Capris Casinos Inc.   23.1%     Boyd Gaming Corp.            14.8%
Monarch Casino & Resort Inc.  15.1%     Argosy Gaming Co.             20.5%     Ameristar Casinos Inc.       13.7%
Argosy Gaming Co.             14.5%     Riviera Holdings Corp.        15.4%     Isle Of Capris Casinos Inc.   8.5%
Riviera Holdings Corp.        13.3%     Aztar Corp.                   12.7%     Monarch Casino & Resort Inc.  7.6%
Boyd Gaming Corp.              6.6%     Hollywood Casino Corp.         9.8%     Pinnacle Entertainment Inc.   3.6%
JCC HOLDING COMPANY            5.7%     Boyd Gaming Corp.              2.6%     Aztar Corp.                   0.2%
Aztar Corp.                    3.0%     Pinnacle Entertainment Inc.  -34.8%     JCC HOLDING COMPANY             NA
Pinnacle Entertainment Inc.  -12.2%     JCC HOLDING COMPANY             NMF     Riviera Holdings Corp.          NA

          PROJECTED GROWTH                       PROJECTED GROWTH
          (1-Year EBITDA)                          (5-Year EPS)
-----------------------------------     -----------------------------------
Hollywood Casino Corp.        53.5%     Argosy Gaming Co.             93.6%
Boyd Gaming Corp.             22.1%     Aztar Corp.                   71.9%
Argosy Gaming Co.             21.2%     Pinnacle Entertainment Inc.   38.0%
Ameristar Casinos Inc.        20.6%     Isle Of Capris Casinos Inc.   34.3%
Monarch Casino & Resort Inc.  14.3%     Boyd Gaming Corp.              1.7%
Pinnacle Entertainment Inc.   11.3%     Hollywood Casino Corp.        -1.0%
Isle Of Capris Casinos Inc.   10.3%     Ameristar Casinos Inc.       -35.6%
Aztar Corp.                    3.8%     JCC HOLDING COMPANY              NA
Riviera Holdings Corp.        -8.6%     Monarch Casino & Resort Inc.     NA
JCC HOLDING COMPANY              NA     Riviera Holdings Corp.           NA

                                       C(2)-20

COMPARABLE TRANSACTION ANALYSIS

------------------------------------------------------------------------------------------------
                           EXHIBIT 9: COMPARABLE TRANSACTION ANALYSIS
------------------------------------------------------------------------------------------------
(FIGURES IN THOUSANDS)
                              REPRESENTATIVE         SELECTED                  INDICATED
                                   LEVEL          MULTIPLE RANGE         ENTERPRISE VALUE RANGE
                               ------------     -----------------       ------------------------
LTM
6/30/02
-----------

Adjusted EBITDA                   $26,675        6.0 x  --  7.0 x        $160,047  --  $186,722


55% MANAGEMENT BUDGET
12/31/02
-----------

Adjusted EBITDA                   $34,667        5.0 x  --  6.0 x        $173,336  --  $208,004


60% MANAGEMENT BUDGET
12/31/02
-----------

Adjusted EBITDA                   $37,908        5.0 x  --  6.0 x        $189,538  --  $227,446

------------------------------------------------------------------------------------------------
ENTERPRISE VALUE RANGE (ROUNDED)                                         $175,000  --  $210,000
------------------------------------------------------------------------------------------------

                                       C(2)-21

SELECTED TRANSACTIONS

------------------------------------------------------------------------------------------------------------------------------------
                                                EXHIBIT 10: SELECTED TRANSACTIONS(1)
------------------------------------------------------------------------------------------------------------------------------------
(FIGURES IN MILLIONS)
                                                                                                        LTM ENTERPRISE
                                                     TARGET                                             VALUE MULTIPLES
                                                     INDUSTRY                                           ---------------       EBITDA
ANNOUNCED  EFFECTIVE  TARGET                         SEGMENT       ACQUIROR                     EV   REVENUE  EBITDA  EBIT    MARGIN
---------  ---------  ------                         -------       --------                     --   -------  ------  ----    ------
4/17/01    2/22/02    Black Hawk Gaming &            Gaming and    Gameco, Inc.             $102.4     1.03x    4.9x    7.4x   21.2%
                      Development Company, Inc.      Lodging

4/16/01    8/31/01    Empress Casino & Hotel         Gaming and    Argosy Gaming Company    $465.0     1.87x    6.2x    8.3x   30.3%
                      (Horseshoe Gaming)             Lodging

4/24/00    7/31/01    Harveys Casino Resorts         Gaming and    Harrah's Entertainment   $625.0     1.37x    6.4x    9.0x   21.6%
                                                     Lodging

12/05/00   12/06/01   Fitzgeralds Gaming (2)         Gaming and    Majestic Star            $149.0     0.89x    5.1x    5.5x   17.6%
                                                     Lodging

10/17/00   12/20/00   St. Charles and Kansas City    Gaming        Ameristar Casinos Inc    $475.0     1.45x    5.4x    7.3x   27.0%
                      Casinos

10/17/00   01/29/01   The Reserve Hotel & Casino     Gaming and    Station Casinos Inc       $71.8     1.20x     NMF     NMF    8.7%
                                                     Lodging

07/19/00   10/10/00   President Casino (Davenport    Gaming and    Isle of Capri             $58.2     0.77x    4.8x      NA   15.9%
                      Operations)                    Lodging

06/12/00   10/02/00   Santa Fe Gaming Corp.          Gaming and    Station Casinos           205.0     2.43x    8.6x   12.9x   28.1%
                                                     Lodging

03/08/00   04/17/00   Pinnacle Entertainment         Gaming and    Harveys Casino Resorts  1,010.6     1.43x    6.6x    9.9x   21.8%
                                                     Lodging

10/06/99   03/02/00   Lady Luck                      Gaming and    Isle of Capri             218.4     1.49x    5.6x    7.1x   26.8%
                                                     Lodging

08/16/99   03/22/00   Players International Inc      Gaming and    Harrah's Entertainment    396.9     1.19x    4.9x    6.5x   24.1%
                                                     Lodging       Inc

11/06/98   03/01/99   Primadonna Resorts Inc         Gaming and    MGM Grand Inc             468.4     1.70x    5.1x    8.0x   33.1%
                                                     Lodging

09/02/98   12/01/99   Empress Entertainment          Gaming and    Horseshoe Gaming          750.2     1.83x    6.8x    8.4x   27.0%
                                                     Lodging

08/10/98   01/04/99   Rio Hotel & Casino             Gaming and    Harrah's Entertainment    864.1     2.04x    8.5x   11.9x   24.1%
                                                     Lodging

02/19/98   10/15/98   Casino Magic Corp              Gaming and    Hollywood Park Inc        311.5     1.19x    7.0x   12.7x   17.1%
                                                     Lodging

01/30/98   02/02/97   Harveys Casino Resorts         Gaming and    Colony Capital            371.6     1.20x    5.5x    7.9x   22.0%
                                                     Lodging

12/18/97   06/01/98   Showboat                       Gaming and    Harrah's Entertainment    951.4     1.56x   11.2x   23.8x   14.0%
                                                     Lodging

07/21/97   08/24/98   Colorado Gaming &              Gaming        Ladbroke Group PLC         84.2     1.56x    6.1x   12.0x   25.5%
                      Entertainment                                (Hilton Group)

------------------------------------------------------------------------------------------------------------------------------------
Low                                                                                          $58.2    0.77 x   4.8 x   5.5 x    8.7%
High                                                                                      $1,010.6    2.43 x  11.2 x  23.8 x   33.1%
Median                                                                                      $384.2    1.44 x   6.1 x   8.3 x   23.0%
Mean                                                                                        $421.0    1.46 x   6.4 x   9.9 x   22.5%
------------------------------------------------------------------------------------------------------------------------------------


-----------------
(1)TRANSACTION STUDY BASED ON TRANSACTIONS WITH ANNOUNCEMENT DATES BETWEEN 01/01/97 AND 07/24/02 FOR WHICH PURCHASE PRICE MULTIPLES WERE AVAILABLE WERE CONSIDERED. TARGET COMPANIES WERE REQUIRED TO HAVE SIC CODES OF 7011, 7041, 7948, 7991, 7992, 7993, 7996 OR 7999. SOURCES INCLUDED SECURITIES DATA COMPANY, MERGERSTAT, AND PUBLIC FILINGS.
(2)FITZGERALDS SOLD ITS BLACKHAWK, LAS VEGAS AND TUNICA CASINOS TO MAJESTIC
   STAR.

                                       C(2)-22

NPV CALCULATION OF BUFFET EXPANSION

-----------------------------------------------------------------------------------------------
                EXHIBIT 11: NPV CALCULATION OF BUFFET EXPANSION(1)
-----------------------------------------------------------------------------------------------

                                                                                       TERMINAL
($ IN THOUSANDS)                YEAR 0     YEAR 1   YEAR 2   YEAR 3   YEAR 4   YEAR 5   VALUE
                              -----------------------------------------------------------------
INVESTMENT                     ($3,165)

Gross F&B Operating Income                  $168      $172     $175     $179     $182
Incremental Gaming Revenue                 1,521     1,552    1,583    1,615    1,647
Incremental Gaming Taxes                       0         0     (340)    (347)    (354)
Construction Disruption                     (125)        0        0        0        0
Depreciation                                (445)     (445)    (445)    (445)    (445)

                                       --------------------------------------------------------
OPERATING INCOME                          $1,120    $1,279     $973   $1,001   $1,030

Less Taxes @ 35%                            (392)     (448)    (341)    (351)    (361)
                                       --------------------------------------------------------
After Tax Operating Income                  $728      $831     $633     $651     $670

ADD BACK DEPRECIATION                        445       445      445      445      445

                              -----------------------------------------------------------------
AFTER TAX CASH FLOW            ($3,165)   $1,173    $1,276   $1,077   $1,095   $1,114   $5,255

  DISCOUNT PERIOD                 0.00      0.92      1.92     2.92     3.92     4.92     5.42
  DISCOUNT FACTOR                 1.00      0.88      0.76     0.66     0.58     0.50     0.47

                              -----------------------------------------------------------------
  DISCOUNTED CASH FLOWS        ($3,165)   $1,031      $976     $716     $633     $560   $2,464
                              =================================================================

SENSITIVITY ANALYSIS:
                                                    PERPETUITY GROWTH RATE
                                        ---------------------------------------------
                                            1.0%      1.5%     2.0%     2.5%     3.0%
                              -------------------------------------------------------
                                 10.0%     5,723     6,010    6,333    6,700    7,118
                                 12.5%     4,091     4,248    4,420    4,610    4,819
                DISCOUNT RATE    15.0%     3,018     3,113    3,216    3,327    3,448
                                 17.5%     2,252     2,314    2,381    2,451    2,527
                              -------------------------------------------------------
                                 20.0%     1,675     1,717    1,762    1,810    1,860
                              -------------------------------------------------------

----------------------------------------------------------------------------
NET PRESENT VALUE OF CASH FLOWS                     $2,314    --     $4, 610
----------------------------------------------------------------------------

----------------------------------------
NPV ASSUMPTIONS
----------------------------------------
Discount Rate                        15%
Tax Rate                             35%

----------------------------------------
TERMINAL VALUE ASSUMPTIONS
----------------------------------------
Year 5 Cash Flows                 $1,114
Less: Maintenance CapEx             (445)
                                  ------
Terminal Cash Flows                 $670
Perpetuity Growth Rate              2.0%
----------------------------------------


------------------
(1)BASED ON MANAGEMENT ESTIMATES AND A COMPLETION DATE OF AUGUST 31, 2002.

                                       C(2)-23

NPV CALCULATION OF FULL-SERVICE RESTAURANT

----------------------------------------------------------------------------------------------------
                       EXHIBIT 12: NPV CALCULATION OF FULL-SERVICE RESTAURANT(1)
----------------------------------------------------------------------------------------------------

                                                                                          TERMINAL
($ IN THOUSANDS)                     YEAR 0   YEAR 1   YEAR 2   YEAR 3   YEAR 4   YEAR 5    VALUE
                                   -----------------------------------------------------------------
INVESTMENT                          ($1,679)
Gross Operating Income                       ($1,567) ($1,599) ($1,630) ($1,663) ($1,696)
Incremental Gaming Revenue                     1,567    1,598    1,630    1,663    1,696
Incremental Gaming Taxes                           0        0     (351)    (358)    (365)
Impact of reducing external food comps            65       66       68       69       70
Impact of closing the Manor Room                 350      357      364      371      379
Synergies associated with the Buffet operation   450      459      468      478      487
Pre-Opening Expense                             (119)       0        0        0        0
Depreciation                                    (236)    (236)    (236)    (236)    (236)
                                            --------------------------------------------------------
OPERATING INCOME                                $510     $646     $313     $324     $336

Less Taxes @ 35%                                (179)    (226)    (110)    (114)    (117)
                                            --------------------------------------------------------
After Tax Operating Income                      $332     $420     $204     $211     $218

ADD BACK DEPRECIATION                            236      236      236      236      236

                                   -----------------------------------------------------------------
AFTER TAX CASH FLOW                 ($1,679)    $567     $656     $440     $447     $454     $1,712
DISCOUNT PERIOD                        0.00     1.08     2.08     3.08     4.08     5.08       5.58
DISCOUNT FACTOR                        1.00     0.86     0.75     0.65     0.57     0.49       0.46
                                   -----------------------------------------------------------------
DISCOUNTED CASH FLOWS               ($1,679)    $488     $490     $286     $252     $223       $784
                                   =================================================================

SENSITIVITY ANALYSIS:
                                                      PERPETUITY GROWTH RATE
                                            --------------------------------------------
                                                1.0%     1.5%     2.0%     2.5%     3.0%
                                            --------------------------------------------
                                      10.0%    1,719    1,811    1,915    2,032    2,166
                                      12.5%    1,158    1,208    1,263    1,324    1,391
                   DISCOUNT RATE      15.0%      782      812      845      880      919
                                      17.5%      508      527      548      571      595
                                      20.0%      297      311      325      340      356
                                   -----------------------------------------------------

-------------------------------------------------------------------------------
NET PRESENT VALUE OF CASH FLOWS                          $527     --     $1,324
-------------------------------------------------------------------------------

------------------------------------
NPV ASSUMPTIONS
------------------------------------
Discount Rate                    15%
Tax Rate                         35%


------------------------------------
TERMINAL VALUE ASSUMPTIONS
------------------------------------
Year 5 Cash Flows               $454
Less: Maintenance CapEx         (236)
                                -----
Terminal Cash Flows             $218

Perpetuity Growth Rate          2.0%


------------------
(1)BASED ON MANAGEMENT ESTIMATES AND A COMPLETION DATE OF OCTOBER 31, 2002.

                                       C(2)-24

ANALYSIS OF DEPRECIATION TAX SHIELD - BENEFIT TO HARRAH'S

-----------------------------------------------------------------------------
         EXHIBIT 13: ANALYSIS OF DEPRECIATION TAX SHIELD - HARRAH'S(1)
-----------------------------------------------------------------------------
          Tax Dep. on
        Existing Assets
      --------------------
      W/O Basis   W/ Basis             Tax    Discount  Discount  PV of Tax
Year  Reduction  Reduction  Variance  Effect   Period    Factor    Savings
----  ---------  ---------  --------  ------   ------    ------    ------
2002   $25,528     $9,524   $16,004   $5,601     0.50     0.96    $5,378
2003    22,234      8,295    13,939    4,879     1.50     0.88     4,317
2004    20,619      7,692    12,927    4,524     2.50     0.82     3,690
2005    17,067      6,367    10,700    3,745     3.50     0.75     2,815
2006    15,683      5,851    9,832     3,441     4.50     0.69     2,384
2007     9,646      3,599     6,047    2,117     5.50     0.64     1,351
2008     7,386      2,756     4,631    1,621     6.50     0.59       954
2009     7,386      2,756     4,631    1,621     7.50     0.54       879
2010     7,386      2,756     4,631    1,621     8.50     0.50       810
2011     7,386      2,756     4,631    1,621     9.50     0.46       747
2012     7,386      2,756     4,631    1,621    10.50     0.42       688
2013     7,386      2,756     4,631    1,621    11.50     0.39       634
2014     7,386      2,756     4,631    1,621    12.50     0.36       585
2015     7,386      2,756     4,631    1,621    13.50     0.33       539
2016     7,386      2,756     4,631    1,621    14.50     0.31       497
2017     7,386      2,756     4,631    1,621    15.50     0.28       458
2018     7,386      2,756     4,631    1,621    16.50     0.26       422
2019     7,386      2,756     4,631    1,621    17.50     0.24       389
2020     7,386      2,756     4,631    1,621    18.50     0.22       358
2021     7,386      2,756     4,631    1,621    19.50     0.20       330
2022     7,386      2,756     4,631    1,621    20.50     0.19       304
2023     7,386      2,756     4,631    1,621    21.50     0.17       281
2024     7,386      2,756     4,631    1,621    22.50     0.16       259
2025     7,386      2,756     4,631    1,621    23.50     0.15       238
2026     7,386      2,756     4,631    1,621    24.50     0.14       220
2027     7,386      2,756     4,631    1,621    25.50     0.12       202
2028     7,386      2,756     4,631    1,621    26.50     0.12       187
2029     7,386      2,756     4,631    1,621    27.50     0.11       172
2030     7,386      2,756     4,631    1,621    28.50     0.10       158
2031     7,386      2,756     4,631    1,621    29.50     0.09       146
2032     7,386      2,756     4,631    1,621    30.50     0.08       135
2033     7,386      2,756     4,631    1,621    31.50     0.08       124
2034     7,386      2,756     4,631    1,621    32.50     0.07       114
2035     7,386      2,756     4,631    1,621    33.50     0.07       105
2036     7,386      2,756     4,631    1,621    34.50     0.06        97
2037     7,386      2,756     4,631    1,621    35.50     0.06        90
2038     7,386      2,756     4,631    1,621    36.50     0.05        83


KEY ASSUMPTIONS:
----------------
Harrah's Discount Rate   8.5%
Harrah's Tax Rate       35.0%


SENSITIVITY ANALYSIS:
---------------------
                                 HARRAH'S TAX RATE
              -------------------------------------------------
                         30.0%   32.5%   35.0%   37.5%    40.0%
              -------------------------------------------------
                 6.5%   30,820  33,388  35,957  38,525   41,093

                 7.5%   28,582  30,964  33,346  35,728   38,109
DISCOUNT
RATE             8.5%   26,689  28,913  31,137  33,361   35,585

                 9.5%   25,071  27,161  29,250  31,339   33,428

                10.5%   23,676  25,649  27,622  29,595   31,568
              -------------------------------------------------

------------------------------------------------------
PRESENT VALUE OF TAX SAVINGS   $27,161  --     $35,728
------------------------------------------------------

---------------
(1)BASED ON A DELOITTE & TOUCHE ANALYSIS DATED MAY 2002.

                                       C(2)-25

ANALYSIS OF DEPRECIATION TAX SHIELD - BENEFIT TO JCC ON A STANDALONE BASIS


---------------------------------------------------------------------------------------------------------------------------------
                                  EXHIBIT 13: ANALYSIS OF DEPRECIATION TAX SHIELD - JCC(1)
---------------------------------------------------------------------------------------------------------------------------------

                    Dep.
                  Created   Total Tax     Dep.
      Dep. Used  NOLs Used  Attributes    Used                                          PV of
      W/O Basis  W/O Basis  W/O Basis   W/ Basis              Tax    Discount  Discount  Tax
Year  Reduction  Reduction  Reduction  Reduction  Variance   Effect   Period    Factor  Savings   KEY ASSUMPTIONS:
----  ---------  ---------  ---------  ---------  --------   ------   ------    ------  -------   ----------------
2002    $11,073         $0    $11,073    $9,524     $1,549     $542     0.50     0.92     $499    JCC's Cost of Equity     18.0%
2003     10,603          0     10,603     8,295      2,308      808     1.50     0.78      630    JCC's Tax Rate           35.0%
2004     10,686          0     10,686     7,692      2,993    1,048     2.50     0.66      693
2005     11,803          0     11,803     6,367      5,436    1,903     3.50     0.56    1,066
2006     11,903          0     11,903     5,851      6,052    2,118     4.50     0.47    1,006
2007      9,646      2,859     12,505     3,599      8,907    3,117     5.50     0.40    1,254
2008      7,386      9,895     17,281     2,756     14,525    5,084     6.50     0.34    1,734
2009      7,386     10,421     17,807     2,756     15,051    5,268     7.50     0.29    1,522
2010      7,386     11,066     18,452     2,756     15,697    5,494     8.50     0.24    1,345
2011      7,386     10,822     18,208     2,756     15,453    5,408     9.50     0.21    1,123
2012      7,386          0      7,386     2,756      4,631    1,621    10.50     0.18      285
2013      7,386          0      7,386     2,756      4,631    1,621    11.50     0.15      242
2014      7,386          0      7,386     2,756      4,631    1,621    12.50     0.13      205
2015      7,386          0      7,386     2,756      4,631    1,621    13.50     0.11      174
2016      7,386          0      7,386     2,756      4,631    1,621    14.50     0.09      147
2017      7,386          0      7,386     2,756      4,631    1,621    15.50     0.08      125
2018      7,386          0      7,386     2,756      4,631    1,621    16.50     0.07      106
2019      7,386          0      7,386     2,756      4,631    1,621    17.50     0.06       89
2020      7,386          0      7,386     2,756      4,631    1,621    18.50     0.05       76
2021      7,386          0      7,386     2,756      4,631    1,621    19.50     0.04       64
2022      7,386          0      7,386     2,756      4,631    1,621    20.50     0.03       54
2023      7,386          0      7,386     2,756      4,631    1,621    21.50     0.03       46
2024      7,386          0      7,386     2,756      4,631    1,621    22.50     0.02       39
2025      7,386          0      7,386     2,756      4,631    1,621    23.50     0.02       33
2026      7,386          0      7,386     2,756      4,631    1,621    24.50     0.02       28
2027      7,386          0      7,386     2,756      4,631    1,621    25.50     0.01       24
2028      7,386          0      7,386     2,756      4,631    1,621    26.50     0.01       20
2029      7,386          0      7,386     2,756      4,631    1,621    27.50     0.01       17
2030      7,386          0      7,386     2,756      4,631    1,621    28.50     0.01       14
2031      7,386          0      7,386     2,756      4,631    1,621    29.50     0.01       12
2032      7,386          0      7,386     2,756      4,631    1,621    30.50     0.01       10
2033      7,386          0      7,386     2,756      4,631    1,621    31.50     0.01        9
2034      7,386          0      7,386     2,756      4,631    1,621    32.50     0.00        7
2035      7,386          0      7,386     2,756      4,631    1,621    33.50     0.00        6
2036      7,386          0      7,386     2,756      4,631    1,621    34.50     0.00        5
2037      7,386          0      7,386     2,756      4,631    1,621    35.50     0.00        5
2038      7,386          0      7,386     2,756      4,631    1,621    36.50     0.00        4

SENSITIVITY ANALYSIS:
---------------------
                                JCC'S   TAX RATE
                      --------------------------------------------
                         30.0%    32.5%    35.0%    37.5%    40.0%
                      --------------------------------------------
Cost            16.0%   12,378   13,410   14,441   15,473   16,505
 of             17.0%   11,604   12,571   13,538   14,505   15,472
Equity          18.0%   10,903   11,811   12,720   13,628   14,537
                19.0%   10,265   11,121   11,976   12,831   13,687
                20.0%    9,684   10,491   11,298   12,105   12,912
               ---------------------------------------------------
PRESENT VALUE OF TAX SAVINGS    $11,121     --    $14,505

                                       C(2)-26

                                                             SUPPORTING EXHIBITS

                                       C(2)-27

                                                 COMPARABLE COMPANY DESCRIPTIONS

                                       C(2)-28

COMPARABLE COMPANY DESCRIPTIONS
--------------------------------------------------------------------------------


AMERISTAR CASINOS, INC.

Ameristar Casinos, Inc. ("Ameristar") is a multi-jurisdictional gaming company that owns and operates casinos and related hotel, food and beverage, entertainment and other facilities, with five properties in operation in Nevada, Mississippi and Iowa. Ameristar's properties include the Jackpot Properties (Cactus Petes Resort Casino and The Horseshoe Hotel & Casino), located in Jackpot, Nevada; Ameristar Vicksburg, located in Vicksburg, Mississippi; Ameristar Council Bluffs, located in Council Bluffs, Iowa; and the Reserve Hotel Casino, located in Henderson, Nevada.

Ameristar's business strategy is to include quality dining, lodging, entertainment and other non-gaming amenities at affordable prices to complement and enhance its gaming operations. Ameristar's properties emphasize slot machine play, revenues from which have historically exceeded 65% of total gaming revenue. All of Ameristar's properties include table games such as blackjack, craps and roulette. Some also offer poker, keno and sports book wagering.

  -----------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
  -----------------------------------------------------------------------------

    -----------------------------------------
           AMERISTAR CASINOS INC.
    -----------------------------------------
        Date        Price         Volume
    -----------------------------------------
    20-Day Avg:   24.95600       118.164
    -----------------------------------------
       7/23/02     20.60000      125.980
       7/22/02     21.05000      110.398
       7/19/02     21.50000       81.000
       7/18/02     22.15000       79.300
       7/17/02     23.99000      164.600
       7/16/02     24.26000      184.300
       7/15/02     24.11000       87.000
       7/12/02     25.10000       60.900
       7/11/02     26.20000       55.800
       7/10/02     26.05000       63.900
       7/09/02     26.17000       41.900
       7/08/02     26.30000       67.700
       7/05/02     26.98000       37.800
       7/03/02     25.94000       89.900
       7/02/02     25.73000      107.400
       7/01/02     26.06000      121.300
       6/28/02     29.06000      511.600
       6/27/02     26.77000      140.600
       6/26/02     25.90000       86.700
       6/25/02     25.20000      145.200
       6/24/02     25.27000      170.300
       6/21/02     24.09000       98.200
       6/20/02     24.67000      112.900
       6/19/02     25.11000      129.900
       6/18/02     25.30000       77.300
       6/17/02     25.24000       85.600
       6/14/02     24.50000      181.800
       6/13/02     25.45000       80.700
       6/12/02     25.82000      108.500
       6/11/02     27.02000       67.300
       6/10/02     27.28000      114.200
       6/07/02     26.90000      223.600
       6/06/02     25.72000      137.200
       6/05/02     26.07000      143.300
       6/04/02     26.25000      172.800
       6/03/02     27.11000      246.700
       5/31/02     29.30000      154.600
       5/30/02     29.04000      146.700
       5/29/02     29.44000       51.900
       5/28/02     29.24000      250.700
       5/24/02     29.51000      356.100
       5/23/02     27.64000       74.000
       5/22/02     27.65000       90.000
       5/21/02     27.75000      129.800
       5/20/02     28.50000      336.300
       5/17/02     29.35000      150.100
       5/16/02     29.65000      544.000
       5/15/02     28.55000      385.500
       5/14/02     27.91000      226.000
       5/13/02     27.00000      440.700
       5/10/02     28.00000      211.600
       5/09/02     29.36000      179.700
       5/08/02     30.10000      144.800
       5/07/02     29.78000       81.600
       5/06/02     29.24000      100.300
       5/03/02     29.02000      185.100
       5/02/02     29.29000      291.200
       5/01/02     31.10000       95.800
       4/30/02     31.16000      143.000
       4/29/02     31.45000      182.800
       4/26/02     30.00000      333.700
       4/25/02     30.60000      579.000
       4/24/02     32.05000      278.600
       4/23/02     32.90000      383.100
       4/22/02     33.30000      631.400
       4/19/02     32.42000      783.500
       4/18/02     30.43000      730.500
       4/17/02     28.00000      201.900
       4/16/02     28.20000      142.700
       4/15/02     28.70500      122.300
       4/12/02     29.85000       54.900
       4/11/02     29.49000       81.700
       4/10/02     30.10000      169.500
       4/09/02     29.90000      140.800
       4/08/02     29.13000      184.600
       4/05/02     28.50000      371.800
       4/04/02     26.76000      207.600
       4/03/02     26.00000       86.300
       4/02/02     26.07000       57.000
       4/01/02     26.34000      106.300
       3/28/02     27.48000      264.600
       3/27/02     27.55000       90.900
       3/26/02     26.90000      113.300
       3/25/02     25.90000      245.200
       3/22/02     25.54000      135.400
       3/21/02     25.32100       95.700
       3/20/02     25.50000       69.100
       3/19/02     25.51000       68.500
       3/18/02     25.97000      103.700
       3/15/02     24.85000       59.200
       3/14/02     24.38000      163.500
       3/13/02     23.95000      645.100
       3/12/02     24.50000      261.600
       3/11/02     25.44100      603.900
       3/08/02     26.52000      218.800
       3/07/02     25.66000      231.000
       3/06/02     24.90000      405.300
       3/05/02     25.99000      144.300
       3/04/02     26.09000      384.700
       3/01/02     24.87000      485.400
       2/28/02     25.21000      189.800
       2/27/02     26.74900       72.800
       2/26/02     27.41000       48.000
       2/25/02     27.86000       90.000
       2/22/02     26.95000      243.700
       2/21/02     28.11100       35.400
       2/20/02     28.49000       36.800
       2/19/02     26.75000       46.100
       2/15/02     27.60100       34.000
       2/14/02     27.73000       93.800
       2/13/02     28.75000      174.400
       2/12/02     29.05000      278.200
       2/11/02     27.34000       94.200
       2/08/02     25.39000       92.500
       2/07/02     25.05000      249.600
       2/06/02     26.69000       67.000
       2/05/02     27.75000       56.900
       2/04/02     28.20000       56.800
       2/01/02     29.03000      108.400
       1/31/02     29.30000      130.600
       1/30/02     27.98000       83.200
       1/29/02     27.73000      215.400
       1/28/02     26.83000      588.800
       1/25/02     28.53000      175.400
       1/24/02     29.12000      298.600
       1/23/02     29.40000      172.900
       1/22/02     30.63000      260.500
       1/18/02     29.50000      172.800
       1/17/02     28.85000       92.400
       1/16/02     28.39900      255.600
       1/15/02     27.09000      117.300
       1/14/02     26.98000      123.100
       1/11/02     28.05000      194.900
       1/10/02     28.00000      313.800
       1/09/02     27.99000      245.000
       1/08/02     27.26000      287.600
       1/07/02     26.62000      163.800
       1/04/02     25.74000      123.800
       1/03/02     24.61000       69.100
       1/02/02     23.95000       69.500
      12/31/01     25.05000      202.100
      12/28/01     24.21000       80.900
      12/27/01     24.16000       70.800
      12/26/01     24.15000       68.200
      12/24/01     23.95000       36.500
      12/21/01     24.20000      172.900
      12/20/01     23.20000      152.000
      12/19/01     24.00000      137.700
      12/18/01     23.77000      217.400
      12/17/01     22.65000      124.700
      12/14/01     22.30000      227.200
      12/13/01     22.21000      592.100
      12/12/01     22.46000    4,411.700
      12/11/01     21.45000      973.600
      12/10/01     21.70000      363.700
      12/07/01     22.40000       67.400
      12/06/01     22.80000      104.500
      12/05/01     22.74000      213.400
      12/04/01     23.93000      181.200
      12/03/01     24.89000      203.400
      11/30/01     23.80000      342.100
      11/29/01     22.37000      137.000
      11/28/01     21.35000      154.200
      11/27/01     20.50000       53.700
      11/26/01     20.01090       28.600
      11/23/01     19.96000        8.500
      11/21/01     19.82160       45.700
      11/20/01     20.12000       30.300
      11/19/01     20.49000       31.300
      11/16/01     19.60000       51.200
      11/15/01     19.08000       51.500
      11/14/01     19.00000       51.200
      11/13/01     18.55000       89.000
      11/12/01     19.01000       28.200
      11/09/01     18.95000       35.700
      11/08/01     18.95000       41.300
      11/07/01     18.83000       36.200
      11/06/01     18.29000       40.500
      11/05/01     17.82000       15.800
      11/02/01     17.51000       11.500
      11/01/01     17.96000       28.800
      10/31/01     17.18000       48.000
      10/30/01     17.55000       29.000
      10/29/01     16.71000       40.800
      10/26/01     16.82000       11.400
      10/25/01     16.35000       33.300
      10/24/01     16.39000       19.100
      10/23/01     15.84000       23.900
      10/22/01     15.84000        3.400
      10/19/01     15.65000       21.500
      10/18/01     15.19000       17.600
      10/17/01     15.17000       18.700
      10/16/01     15.69000        6.400
      10/15/01     15.62000       24.500
      10/12/01     15.05000        4.600
      10/11/01     14.93000      154.200
      10/10/01     14.66000       19.500
      10/09/01     14.90000       54.700
      10/08/01     14.93000       12.700
      10/05/01     14.82140       10.600
      10/04/01     14.40000       49.000
      10/03/01     13.76000       69.800
      10/02/01     13.26000       15.600
      10/01/01     13.05000       10.000
       9/28/01     13.03000       54.100
       9/27/01     13.04000       26.300
       9/26/01     13.50000       27.300
       9/25/01     13.18000       31.800
       9/24/01     11.75000       55.000
       9/21/01     11.37000      128.600
       9/20/01     11.90000      202.300
       9/19/01     12.10000      194.000
       9/18/01     12.60000       23.200
       9/17/01     13.10000       48.900
       9/10/01     14.35000      113.200
       9/07/01     15.17000       26.900
       9/06/01     16.53000       19.600
       9/05/01     16.40000       46.000
       9/04/01     15.35000       29.900
       8/31/01     15.42000       25.800
       8/30/01     14.79000       13.500
       8/29/01     15.15000       15.100
       8/28/01     15.09000       62.600
       8/27/01     15.11000       84.600
       8/24/01     14.11000       24.800
       8/23/01     14.20000       29.600
       8/22/01     14.56000       34.400
       8/21/01     15.01000       31.900
       8/20/01     15.05000       71.300
       8/17/01     14.85000       30.800
       8/16/01     15.00000       43.300
       8/15/01     15.48000       30.200
       8/14/01     15.35000       28.500
       8/13/01     15.02000       42.100
       8/10/01     14.48000       53.200
       8/09/01     15.01000       72.400
       8/08/01     14.75000      134.500
       8/07/01     14.70000      166.100
       8/06/01     13.64000       82.400
       8/03/01     13.00000      199.500
       8/02/01     14.00000      194.000
       8/01/01     15.55000      315.500
       7/31/01     17.65000       66.200
       7/30/01     18.40000       61.900
       7/27/01     18.50000      165.900
       7/26/01     19.36000      319.400
       7/25/01     20.57000      120.300
       7/24/01     19.86000       68.300
       7/23/01     19.65000       95.000

  -----------------------------------------------------------------------------

                                       C(2)-29

ARGOSY GAMING COMPANY

Argosy Gaming Co. ("Argosy") is a multi-jurisdictional owner and operator of riverboat casinos and related entertainment facilities in the midwestern and southern U.S. Argosy, through its subsidiaries, owns and operates riverboat casinos in Alton, IL, Riverside, MO, Baton Rouge, LA, Lawrenceburg, IN and Sioux City, IA.

The Alton Belle Casino in Alton is located on the Mississippi River 20 miles northeast of downtown St. Louis. and consists of 22,800 gaming square feet, 700 slot machines and 32 table games for a total of about 920 gaming positions. The facility also includes a 37,000 square foot, three-level floating entertainment pavilion which features a sports/entertainment lounge, buffet and restaurant facilities, conference facilities and the market's only off-track betting parlor.

 ------------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
 ------------------------------------------------------------------------------

    ---------------------------------------
               ARGOSY GAMING CO.
    ---------------------------------------
        Date        Price         Volume
    ---------------------------------------
     20-Day Avg:   27.58200      411.160
    ---------------------------------------
       7/23/02     21.08000    1,458.100
       7/22/02     25.15000      315.400
       7/19/02     25.67000      233.300
       7/18/02     26.00000      199.300
       7/17/02     26.72000      307.000
       7/16/02     27.49000      388.400
       7/15/02     28.44000      228.400
       7/12/02     28.22000      151.700
       7/11/02     28.30000      320.800
       7/10/02     28.80000      362.800
       7/09/02     29.15000      273.700
       7/08/02     29.32000      331.600
       7/05/02     29.35000      200.500
       7/03/02     28.55000      441.600
       7/02/02     27.91000      364.600
       7/01/02     29.00000      781.100
       6/28/02     28.40000      394.200
       6/27/02     28.16000      268.700
       6/26/02     27.93000      327.400
       6/25/02     28.00000      874.600
       6/24/02     27.75000      797.100
       6/21/02     26.30000      455.300
       6/20/02     26.55000      548.200
       6/19/02     26.76000      325.100
       6/18/02     26.59000      316.800
       6/17/02     26.08000      593.500
       6/14/02     25.50000    1,005.900
       6/13/02     26.40000      772.400
       6/12/02     26.18000    1,093.400
       6/11/02     28.75000      590.600
       6/10/02     28.80000      368.800
       6/07/02     28.70000      504.700
       6/06/02     27.80000      568.700
       6/05/02     27.80000      730.900
       6/04/02     28.50000    1,746.500
       6/03/02     27.37000    2,997.800
       5/31/02     34.40000      735.300
       5/30/02     34.70000      633.500
       5/29/02     33.78000      747.500
       5/28/02     34.10000      531.500
       5/24/02     34.92000      161.900
       5/23/02     34.75000      282.000
       5/22/02     34.10000      232.600
       5/21/02     34.07000      202.600
       5/20/02     34.20000      104.100
       5/17/02     34.45000      148.600
       5/16/02     34.98000      149.900
       5/15/02     34.98000      241.000
       5/14/02     34.75000      218.900
       5/13/02     34.71000      457.000
       5/10/02     33.99000      417.800
       5/09/02     33.30000      411.000
       5/08/02     34.67000      206.700
       5/07/02     34.20000      353.900
       5/06/02     34.88000      318.300
       5/03/02     36.88000      322.900
       5/02/02     36.01000      403.600
       5/01/02     35.73000      352.200
       4/30/02     36.00000      471.600
       4/29/02     36.10000      402.500
       4/26/02     36.45000      346.100
       4/25/02     37.50000      453.800
       4/24/02     38.19000      421.200
       4/23/02     39.34000      850.900
       4/22/02     41.11000      223.000
       4/19/02     40.65000      243.900
       4/18/02     40.20000      275.500
       4/17/02     40.23000      275.800
       4/16/02     39.73000      347.800
       4/15/02     40.13000      276.800
       4/12/02     39.50000      208.800
       4/11/02     38.91000      305.500
       4/10/02     39.26000      171.300
       4/09/02     38.76000      332.300
       4/08/02     38.41000      264.600
       4/05/02     37.60000      233.900
       4/04/02     37.00000      225.500
       4/03/02     35.30000      493.500
       4/02/02     35.75000      162.000
       4/01/02     36.54000      139.700
       3/28/02     36.69000      232.900
       3/27/02     36.59000      222.600
       3/26/02     36.70000      230.200
       3/25/02     36.83000      184.600
       3/22/02     36.85000      195.700
       3/21/02     37.00000      194.200
       3/20/02     37.25000      384.300
       3/19/02     38.01000      191.900
       3/18/02     37.50000      400.000
       3/15/02     36.53000      282.000
       3/14/02     35.15000      184.900
       3/13/02     34.75000      137.200
       3/12/02     34.97000      202.100
       3/11/02     35.00000      247.900
       3/08/02     35.97000      203.900
       3/07/02     35.96000      206.200
       3/06/02     35.52000      425.900
       3/05/02     35.93000      180.900
       3/04/02     36.47000      237.900
       3/01/02     34.80000      135.700
       2/28/02     34.45000      431.700
       2/27/02     35.83000      146.500
       2/26/02     36.27000      450.100
       2/25/02     35.67000      239.100
       2/22/02     35.40000      164.100
       2/21/02     34.51000      276.300
       2/20/02     34.19000      327.800
       2/19/02     34.35000      219.800
       2/15/02     35.00000      231.100
       2/14/02     34.75000      304.400
       2/13/02     35.38000      227.900
       2/12/02     35.48000      192.100
       2/11/02     34.98000      127.600
       2/08/02     34.82000      261.900
       2/07/02     34.91000      164.500
       2/06/02     34.95000      249.900
       2/05/02     35.40000      182.600
       2/04/02     35.41000      346.400
       2/01/02     36.26000      308.600
       1/31/02     36.98000      478.400
       1/30/02     36.56000      774.900
       1/29/02     35.26000    1,046.200
       1/28/02     32.70000    1,915.000
       1/25/02     34.05000    1,251.900
       1/24/02     35.99000      624.900
       1/23/02     37.20000      417.600
       1/22/02     37.89000      286.800
       1/18/02     37.90000      608.000
       1/17/02     37.14000      591.200
       1/16/02     35.81000      395.900
       1/15/02     35.12000      161.500
       1/14/02     34.76000      175.800
       1/11/02     35.35000      250.900
       1/10/02     35.68000      387.900
       1/09/02     35.09000      413.800
       1/08/02     33.98000      226.400
       1/07/02     33.02000      355.800
       1/04/02     32.73000      327.300
       1/03/02     32.40000      292.200
       1/02/02     32.81000      165.500
      12/31/01     32.52000      171.300
      12/28/01     33.35000      319.800
      12/27/01     33.36000      414.200
      12/26/01     32.85000      242.000
      12/24/01     32.75000      376.800
      12/21/01     32.65000      417.800
      12/20/01     33.40000      329.800
      12/19/01     34.10000      179.200
      12/18/01     34.23000      208.400
      12/17/01     34.36000      222.600
      12/14/01     33.75000      302.900
      12/13/01     33.45000      228.000
      12/12/01     32.95000      319.200
      12/11/01     32.40000      281.700
      12/10/01     32.95000      251.000
      12/07/01     33.08000      265.100
      12/06/01     32.90000      189.100
      12/05/01     31.80000      356.000
      12/04/01     32.16000      196.000
      12/03/01     32.42000      165.000
      11/30/01     32.80000      310.800
      11/29/01     32.35000      455.800
      11/28/01     31.50000      107.600
      11/27/01     31.70000      153.600
      11/26/01     31.80000      118.100
      11/23/01     31.40000       35.300
      11/21/01     31.27000      142.800
      11/20/01     31.75000      112.700
      11/19/01     31.94000       69.800
      11/16/01     31.91000      138.800
      11/15/01     31.81000      359.200
      11/14/01     32.10000      256.500
      11/13/01     31.91000      418.900
      11/12/01     31.20000      251.200
      11/09/01     30.88000      149.200
      11/08/01     31.47000      213.100
      11/07/01     31.48000      405.900
      11/06/01     31.55000      271.300
      11/05/01     31.43000      494.900
      11/02/01     29.87000      268.000
      11/01/01     29.05000      122.400
      10/31/01     29.03000      258.100
      10/30/01     29.27000      250.000
      10/29/01     28.77000      116.100
      10/26/01     28.58000      242.200
      10/25/01     28.73000      340.700
      10/24/01     29.10000      439.300
      10/23/01     28.43000      106.000
      10/22/01     28.41000      287.000
      10/19/01     28.60000      348.600
      10/18/01     26.78000      203.600
      10/17/01     26.91000      166.300
      10/16/01     27.88000      133.300
      10/15/01     27.75000      141.800
      10/12/01     27.89000      187.800
      10/11/01     27.91000      236.300
      10/10/01     27.00000      159.900
      10/09/01     25.60000      187.400
      10/08/01     26.43000      113.900
      10/05/01     26.99000      141.700
      10/04/01     26.59000      280.500
      10/03/01     26.58000      293.200
      10/02/01     26.40000       75.800
      10/01/01     26.15000      150.700
       9/28/01     26.20000      226.800
       9/27/01     25.42000      136.000
       9/26/01     25.50000      168.300
       9/25/01     25.18000      231.900
       9/24/01     24.65000      221.400
       9/21/01     23.00000      369.500
       9/20/01     23.70000      265.100
       9/19/01     23.75000      626.100
       9/18/01     24.09000      246.100
       9/17/01     25.49000      675.600
       9/10/01     28.50000      140.500
       9/07/01     28.74000      125.500
       9/06/01     29.47000      161.100
       9/05/01     29.68000      157.000
       9/04/01     29.76000      259.500
       8/31/01     29.73000      236.300
       8/30/01     29.35000      303.900
       8/29/01     28.41000      146.700
       8/28/01     28.25000      356.500
       8/27/01     27.93000    1,425.100
       8/24/01     27.67000      276.800
       8/23/01     27.52000       92.200
       8/22/01     27.87000      705.800
       8/21/01     26.38000       52.200
       8/20/01     26.16000      110.300
       8/17/01     26.11000      114.200
       8/16/01     26.05000      153.700
       8/15/01     26.00000       98.800
       8/14/01     26.21000       82.200
       8/13/01     26.01000      102.700
       8/10/01     26.12000       57.000
       8/09/01     26.27000      143.100
       8/08/01     26.25000       94.100
       8/07/01     26.20000      140.600
       8/06/01     25.90000      104.000
       8/03/01     25.75000       66.600
       8/02/01     25.72000       73.500
       8/01/01     26.07000       75.600
       7/31/01     26.40000      184.800
       7/30/01     25.38000      125.000
       7/27/01     25.84000       44.900
       7/26/01     26.07000      165.500
       7/25/01     26.70000      173.600
       7/24/01     26.09000      192.300
       7/23/01     26.00000       42.200

 ------------------------------------------------------------------------------

                                       C(2)-30

AZTAR CORP.

Aztar Corp. ("Aztar") is a major player in the gaming industry, that operates resorts in the top two gaming markets in the country. Following a casino reconstruction and the addition of a hotel tower addition in 1996, Aztar's Tropicana Casino and Resort in Atlantic City, New Jersey is that city's leading casino resort, and one of the largest hotel in New Jersey. Aztar's strategy is to develop theme-based facilities that reflect the demographics of each particular location, and offer a full entertainment experience. Although Aztar's resorts are designed to attract all players, its focus is on the middle and high end of the market. Tropicana Casino and Resort (Trop N.J.), located in Atlantic City, is one of the largest hotel in New Jersey. Trop N.J. situated on 10 acres, has 1,624 rooms, a casino, a theatre, convention facility, and restaurants. Other amenities include indoor and outdoor swimming pools, tennis courts, a health and fitness club and a jogging track. Tropicana Resort and Casino (Trop Nev.), located in Las Vegas, features a tropical island theme and has 1,875 guest rooms and suites, a casino, convention and exhibit space, one of the world's largest indoor/outdoor swimming pools and a 5-acre water park and tropical garden. Both interior and exterior areas feature exhibits of live tropical birds, animals and fish.

  -----------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
  -----------------------------------------------------------------------------

    --------------------------------------
                 AZTAR CORP.
    --------------------------------------
        Date        Price         Volume
    --------------------------------------
     20-Day Avg:   18.93200      191.185
    --------------------------------------
       7/23/02     15.22000      299.000
       7/22/02     16.47000      228.200
       7/19/02     17.26000      113.800
       7/18/02     17.42000      111.600
       7/17/02     18.38000      175.700
       7/16/02     18.69000      131.100
       7/15/02     19.41000      205.300
       7/12/02     19.10000      138.400
       7/11/02     19.51000      180.600
       7/10/02     19.49000      162.700
       7/09/02     19.48000      113.800
       7/08/02     19.60000      130.800
       7/05/02     19.82000       75.900
       7/03/02     18.70000      311.100
       7/02/02     19.43000      200.400
       7/01/02     20.21000      260.700
       6/28/02     20.80000      213.700
       6/27/02     20.00000      255.300
       6/26/02     19.55000      226.300
       6/25/02     20.10000      289.300
       6/24/02     20.20000      166.100
       6/21/02     20.20000      194.000
       6/20/02     19.76000      106.200
       6/19/02     20.00000      223.900
       6/18/02     19.95000      181.400
       6/17/02     20.18000      283.500
       6/14/02     18.30000      237.000
       6/13/02     19.51000      190.800
       6/12/02     19.52000      209.700
       6/11/02     19.36000      166.600
       6/10/02     20.02000      187.700
       6/07/02     19.70000      227.400
       6/06/02     19.51000      283.500
       6/05/02     19.30000      226.700
       6/04/02     19.00000      549.100
       6/03/02     18.55000      492.800
       5/31/02     20.68000      161.500
       5/30/02     20.62000      194.400
       5/29/02     20.57000      334.600
       5/28/02     20.50000      187.300
       5/24/02     20.15000      152.600
       5/23/02     20.54000      237.300
       5/22/02     20.02000      322.700
       5/21/02     19.69000      299.400
       5/20/02     20.56000      197.100
       5/17/02     20.87000      189.600
       5/16/02     20.61000      248.200
       5/15/02     22.30000      239.500
       5/14/02     21.00000      404.800
       5/13/02     21.30000      320.600
       5/10/02     20.46000      522.100
       5/09/02     20.55000      448.500
       5/08/02     22.15000      278.300
       5/07/02     22.10000      240.900
       5/06/02     23.50000      320.700
       5/03/02     23.50000      320.600
       5/02/02     23.21000      158.300
       5/01/02     23.30000      168.800
       4/30/02     23.27000      298.900
       4/29/02     22.72000      270.000
       4/26/02     23.01000      229.900
       4/25/02     23.55000      611.800
       4/24/02     23.70000      690.100
       4/23/02     25.45000      325.700
       4/22/02     25.08000      352.700
       4/19/02     24.69000      141.100
       4/18/02     24.63000      142.800
       4/17/02     24.79000      246.500
       4/16/02     24.39000      376.800
       4/15/02     24.21000      392.500
       4/12/02     24.14000      502.500
       4/11/02     23.52000      516.400
       4/10/02     23.28000      362.900
       4/09/02     23.00000      173.800
       4/08/02     22.13000      229.000
       4/05/02     22.39000      322.700
       4/04/02     21.90000      363.600
       4/03/02     21.20000      154.700
       4/02/02     21.15000      173.400
       4/01/02     21.00000      174.800
       3/28/02     21.90000      135.800
       3/27/02     21.70000       94.800
       3/26/02     21.35000       70.300
       3/25/02     21.14000      103.300
       3/22/02     21.60000       96.100
       3/21/02     21.48000      117.400
       3/20/02     21.45000      150.400
       3/19/02     21.43000       85.000
       3/18/02     21.40000      151.000
       3/15/02     21.33000      153.600
       3/14/02     21.35000      120.700
       3/13/02     21.30000      170.200
       3/12/02     21.15000      150.300
       3/11/02     21.22000      113.300
       3/08/02     21.48000      148.500
       3/07/02     21.43000      165.900
       3/06/02     21.40000      321.500
       3/05/02     22.40000      228.700
       3/04/02     22.83000      247.100
       3/01/02     22.77000      422.800
       2/28/02     22.95000      597.700
       2/27/02     21.40000      354.400
       2/26/02     20.60000      284.300
       2/25/02     19.52000       91.100
       2/22/02     19.40000      167.300
       2/21/02     18.97000      122.700
       2/20/02     19.47000       92.000
       2/19/02     19.10000       90.200
       2/15/02     19.11000      111.100
       2/14/02     18.84000      176.800
       2/13/02     19.30000       79.800
       2/12/02     19.03000      122.500
       2/11/02     18.83000       93.000
       2/08/02     18.73000       94.000
       2/07/02     18.70000       87.200
       2/06/02     18.52000       97.100
       2/05/02     18.70000      137.400
       2/04/02     19.08000      102.500
       2/01/02     18.99000      134.800
       1/31/02     19.32000      104.300
       1/30/02     19.08000       84.800
       1/29/02     18.70000       98.300
       1/28/02     18.92000       80.700
       1/25/02     19.05000      139.200
       1/24/02     18.82000       96.900
       1/23/02     19.00000       71.500
       1/22/02     18.55000      145.200
       1/18/02     18.30000       75.900
       1/17/02     18.19000      157.300
       1/16/02     18.31000       95.000
       1/15/02     18.18000      161.500
       1/14/02     17.55000      261.700
       1/11/02     18.70000       66.100
       1/10/02     19.29000       98.800
       1/09/02     19.35000      189.000
       1/08/02     19.00000      172.500
       1/07/02     19.46000      187.900
       1/04/02     19.43000      181.000
       1/03/02     18.80000      119.100
       1/02/02     18.43000      109.200
      12/31/01     18.30000       85.800
      12/28/01     18.20000      110.600
      12/27/01     18.49000      107.800
      12/26/01     18.20000      104.500
      12/24/01     17.67000      130.100
      12/21/01     17.72000      279.500
      12/20/01     18.15000      215.100
      12/19/01     17.85000      334.100
      12/18/01     16.98000      105.400
      12/17/01     16.71000       85.600
      12/14/01     16.77000       57.100
      12/13/01     16.85000       67.700
      12/12/01     16.89000       89.700
      12/11/01     16.80000       57.900
      12/10/01     16.70000       96.300
      12/07/01     16.75000      244.900
      12/06/01     16.97000      306.100
      12/05/01     16.55000      128.300
      12/04/01     16.24000      143.400
      12/03/01     15.99000       77.500
      11/30/01     15.85000      195.000
      11/29/01     15.65000       59.800
      11/28/01     15.77000       54.900
      11/27/01     15.94000      107.300
      11/26/01     15.66000       91.300
      11/23/01     15.62000       21.500
      11/21/01     15.49000       52.200
      11/20/01     15.74000       60.800
      11/19/01     15.86000      104.400
      11/16/01     15.56000       92.600
      11/15/01     15.70000       95.800
      11/14/01     15.50000      159.300
      11/13/01     15.80000      119.400
      11/12/01     14.94000       43.000
      11/09/01     15.05000      160.000
      11/08/01     15.20000       64.800
      11/07/01     14.99000      105.400
      11/06/01     14.80000       59.700
      11/05/01     14.36000      106.700
      11/02/01     14.47000      129.100
      11/01/01     14.48000       98.800
      10/31/01     14.35000      120.800
      10/30/01     14.51000      104.600
      10/29/01     14.98000       89.300
      10/26/01     15.30000      158.500
      10/25/01     15.45000      135.000
      10/24/01     15.32000      180.300
      10/23/01     15.45000      227.100
      10/22/01     15.49000      120.200
      10/19/01     14.96000      188.700
      10/18/01     14.71000      365.000
      10/17/01     14.01000      201.600
      10/16/01     13.18000       47.300
      10/15/01     12.85000       91.400
      10/12/01     13.00000       69.400
      10/11/01     13.10000       54.300
      10/10/01     12.58000       92.900
      10/09/01     12.20000       99.400
      10/08/01     13.25000       87.500
      10/05/01     13.50000       82.500
      10/04/01     13.36000       57.600
      10/03/01     13.24000      124.500
      10/02/01     12.42000      164.800
      10/01/01     12.70000      181.900
       9/28/01     13.08000      243.400
       9/27/01     11.85000       94.700
       9/26/01     11.48000      165.700
       9/25/01     11.65000      119.500
       9/24/01     11.48000      117.700
       9/21/01     10.70000      128.300
       9/20/01     10.65000      329.800
       9/19/01     11.25000      193.200
       9/18/01     11.42000      158.800
       9/17/01     12.12000      254.100
       9/10/01     13.97000      296.200
       9/07/01     14.59000       82.400
       9/06/01     14.60000      231.200
       9/05/01     15.14000      165.900
       9/04/01     15.24000      283.700
       8/31/01     16.14000      106.400
       8/30/01     16.00000      138.400
       8/29/01     15.98000      107.000
       8/28/01     15.70000       88.700
       8/27/01     15.40000      175.500
       8/24/01     15.75000      121.700
       8/23/01     15.53000      117.100
       8/22/01     15.56000      167.300
       8/21/01     15.14000      102.500
       8/20/01     15.28000       76.700
       8/17/01     15.32000      103.300
       8/16/01     15.25000      138.700
       8/15/01     15.29000      149.200
       8/14/01     15.28000       97.000
       8/13/01     15.00000      104.900
       8/10/01     14.90000      140.200
       8/09/01     14.65000      121.200
       8/08/01     14.90000      125.900
       8/07/01     14.96000      113.500
       8/06/01     14.76000       43.900
       8/03/01     14.88000       68.300
       8/02/01     14.98000      192.100
       8/01/01     15.00000      158.900
       7/31/01     14.92000      139.200
       7/30/01     14.92000       52.100
       7/27/01     14.92000       80.100
       7/26/01     14.80000       47.000
       7/25/01     14.83000      118.700
       7/24/01     14.88000       94.800
       7/23/01     14.75000      103.100

  -----------------------------------------------------------------------------

                                       C(2)-31

BOYD GAMING CORP.

Boyd Gaming Corp. ("Boyd") is a multi-jurisdictional gaming company which owns or operates 11 casino entertainment facilities. Seven facilities are located in Las Vegas, Nevada; and the remaining are owned or managed in new gaming jurisdictions, all of which have opened since 1994. In the past three fiscal years, Boyd derived about 64% of its gross revenues from its casino operations and 17% were from food and beverages. Some key elements to Boyd's success has been its commitment to providing a high-quality casino entertainment experience to its primarily middle-income customers, clean and modern facilities, friendly service, an emphasis on slot machine wagering, and active casino promotions.

  -----------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
  -----------------------------------------------------------------------------

    --------------------------------------
             BOYD GAMING CORP.
    --------------------------------------
        Date        Price         Volume
    --------------------------------------
    20-Day Avg:   14.38900       308.175
    --------------------------------------
       7/23/02     12.90000      434.300
       7/22/02     13.20000      170.000
       7/19/02     13.69000      399.100
       7/18/02     14.11000      410.300
       7/17/02     15.56000      225.900
       7/16/02     15.72000      228.700
       7/15/02     15.60000      301.900
       7/12/02     15.32000      363.900
       7/11/02     14.90000      476.200
       7/10/02     14.75000      468.300
       7/09/02     14.30000      178.200
       7/08/02     14.62000      408.600
       7/05/02     13.89000       53.000
       7/03/02     13.80000      198.300
       7/02/02     13.53000      425.400
       7/01/02     14.60000      286.200
       6/28/02     14.40000      253.900
       6/27/02     14.71000      225.400
       6/26/02     14.00000      241.400
       6/25/02     14.18000      414.500
       6/24/02     13.85000      449.100
       6/21/02     12.60000      140.200
       6/20/02     12.50000      142.300
       6/19/02     12.65000      280.800
       6/18/02     12.64000      271.000
       6/17/02     12.45000      194.300
       6/14/02     12.04000      491.900
       6/13/02     11.40000      554.100
       6/12/02     12.33000      570.900
       6/11/02     12.70000      228.800
       6/10/02     13.00000      192.600
       6/07/02     12.98000      271.700
       6/06/02     12.60000      292.500
       6/05/02     12.91000      589.800
       6/04/02     12.86000    1,018.500
       6/03/02     12.50000    1,316.900
       5/31/02     14.61000      175.700
       5/30/02     14.99000      216.200
       5/29/02     15.12000      453.700
       5/28/02     14.41000      243.500
       5/24/02     14.40000      157.500
       5/23/02     14.62000      310.800
       5/22/02     14.08000      288.600
       5/21/02     14.52000      330.000
       5/20/02     14.84000      144.000
       5/17/02     14.90000      205.500
       5/16/02     14.80000      112.500
       5/15/02     14.84000      217.300
       5/14/02     14.99000      183.000
       5/13/02     14.60000      338.000
       5/10/02     14.50000      619.100
       5/09/02     14.99000      334.300
       5/08/02     14.96000      633.900
       5/07/02     15.37000      255.600
       5/06/02     15.68000      357.900
       5/03/02     16.21000      352.000
       5/02/02     16.06000      583.800
       5/01/02     15.53000      332.200
       4/30/02     15.30000      284.100
       4/29/02     15.32000      249.200
       4/26/02     15.55000      262.700
       4/25/02     15.85000      297.600
       4/24/02     15.85000      590.100
       4/23/02     15.72000      932.600
       4/22/02     15.82000      791.900
       4/19/02     16.49000      570.300
       4/18/02     16.49000      542.800
       4/17/02     16.10000      338.000
       4/16/02     15.74000      403.900
       4/15/02     15.80000      222.400
       4/12/02     15.85000      265.600
       4/11/02     15.60000      337.000
       4/10/02     15.35000      314.000
       4/09/02     15.42000      640.900
       4/08/02     15.69000      411.900
       4/05/02     15.09000      461.200
       4/04/02     14.60000      321.600
       4/03/02     13.94000      532.700
       4/02/02     14.36000      425.300
       4/01/02     14.98000      502.900
       3/28/02     15.04000      507.600
       3/27/02     14.95000      868.300
       3/26/02     14.57000      417.100
       3/25/02     14.10000      936.100
       3/22/02     14.27000    2,209.100
       3/21/02     12.00000      977.200
       3/20/02     11.87000      280.500
       3/19/02     11.81000      630.000
       3/18/02     11.14000      372.200
       3/15/02     10.60000      657.600
       3/14/02      9.99000      515.000
       3/13/02     10.77000      241.000
       3/12/02     11.40000       71.200
       3/11/02     11.48000      209.800
       3/08/02     11.75000      190.300
       3/07/02     11.34000      186.300
       3/06/02     11.03000      642.100
       3/05/02     11.49000      285.500
       3/04/02     11.35000      718.100
       3/01/02     11.75000      226.600
       2/28/02     11.10000      314.700
       2/27/02     10.95000      145.800
       2/26/02     10.54000      149.000
       2/25/02     10.26000      267.200
       2/22/02     10.40000      191.100
       2/21/02     10.43000      199.500
       2/20/02     10.58000      334.500
       2/19/02     10.21000      340.500
       2/15/02     10.00000      406.400
       2/14/02     10.22000      376.900
       2/13/02      9.98000      474.200
       2/12/02      9.93000      696.700
       2/11/02      9.50000      874.900
       2/08/02      9.49000      805.900
       2/07/02      8.51000      469.100
       2/06/02      8.09000      429.300
       2/05/02      8.18000       95.300
       2/04/02      8.05000      123.900
       2/01/02      7.80000       82.900
       1/31/02      8.23000      135.300
       1/30/02      7.85000       96.700
       1/29/02      8.00000      140.200
       1/28/02      7.88000      128.000
       1/25/02      7.65000      245.800
       1/24/02      7.76000       86.100
       1/23/02      7.90000      231.800
       1/22/02      7.99000      269.700
       1/18/02      8.13000      328.800
       1/17/02      8.30000      316.600
       1/16/02      7.95000      410.500
       1/15/02      7.44000      349.700
       1/14/02      7.05000      155.700
       1/11/02      7.09000      209.500
       1/10/02      7.18000      420.500
       1/09/02      6.75000      400.700
       1/08/02      6.95000      110.000
       1/07/02      6.53000       85.000
       1/04/02      6.51000      175.200
       1/03/02      6.48000      136.400
       1/02/02      6.48000      170.700
      12/31/01      6.50000      424.500
      12/28/01      6.20000      173.000
      12/27/01      5.90000       72.500
      12/26/01      5.90000       30.600
      12/24/01      5.84000       97.900
      12/21/01      5.91000      142.000
      12/20/01      5.60000       68.700
      12/19/01      5.80000       88.400
      12/18/01      5.98000      118.400
      12/17/01      5.99000      191.800
      12/14/01      5.99000      580.900
      12/13/01      5.06000      128.900
      12/12/01      5.11000       19.200
      12/11/01      5.20000       89.400
      12/10/01      5.05000       23.800
      12/07/01      5.20000       51.000
      12/06/01      5.28000       44.200
      12/05/01      5.28000      254.800
      12/04/01      5.24000       65.700
      12/03/01      5.05000       55.700
      11/30/01      5.23000       93.000
      11/29/01      5.19000      145.900
      11/28/01      5.05000       40.500
      11/27/01      4.95000       63.000
      11/26/01      5.07000      109.100
      11/23/01      4.97000       61.100
      11/21/01      4.77000      105.900
      11/20/01      5.10000       94.000
      11/19/01      5.25000      141.800
      11/16/01      4.80000      201.000
      11/15/01      4.56000       24.000
      11/14/01      4.70000       75.600
      11/13/01      4.49000       32.300
      11/12/01      4.35000       38.800
      11/09/01      4.55000       18.400
      11/08/01      4.60000       98.500
      11/07/01      4.44000       36.900
      11/06/01      4.50000       20.500
      11/05/01      4.55000       78.300
      11/02/01      4.40000       40.000
      11/01/01      4.50000       53.000
      10/31/01      4.30000      121.900
      10/30/01      4.43000       85.600
      10/29/01      4.05000       40.500
      10/26/01      4.27000       29.900
      10/25/01      4.28000      123.000
      10/24/01      4.45000       22.400
      10/23/01      4.55000       23.300
      10/22/01      4.50000       38.500
      10/19/01      4.28000       55.000
      10/18/01      4.35000       36.100
      10/17/01      4.50000       27.200
      10/16/01      4.60000      136.300
      10/15/01      4.39000       77.100
      10/12/01      4.38000       26.900
      10/11/01      4.55000      110.900
      10/10/01      4.52000       57.000
      10/09/01      4.51000       37.100
      10/08/01      4.72000       93.000
      10/05/01      4.45000       24.900
      10/04/01      4.60000       35.600
      10/03/01      4.74000       38.400
      10/02/01      4.70000       83.300
      10/01/01      4.30000       43.200
       9/28/01      4.45000       70.200
       9/27/01      4.50000       98.900
       9/26/01      4.30000      129.100
       9/25/01      4.30000      135.100
       9/24/01      4.10000      136.400
       9/21/01      3.56000      192.800
       9/20/01      3.69000       98.500
       9/19/01      4.00000      140.700
       9/18/01      3.79000      258.700
       9/17/01      4.60000      259.200
       9/10/01      5.83000       43.200
       9/07/01      5.89000       53.600
       9/06/01      6.08000       72.500
       9/05/01      6.06000      139.100
       9/04/01      6.10000      301.200
       8/31/01      6.00000       20.400
       8/30/01      6.05000       45.400
       8/29/01      5.92000       17.600
       8/28/01      5.88000       35.000
       8/27/01      6.10000       35.600
       8/24/01      6.18000       55.200
       8/23/01      5.86000       19.200
       8/22/01      6.04000       47.800
       8/21/01      5.85000       22.400
       8/20/01      5.90000       32.700
       8/17/01      5.91000       30.000
       8/16/01      6.05000       35.100
       8/15/01      6.05000       57.000
       8/14/01      6.05000      185.100
       8/13/01      5.77000      106.600
       8/10/01      5.67000      157.200
       8/09/01      5.60000      323.000
       8/08/01      5.69000       54.500
       8/07/01      5.85000      168.800
       8/06/01      5.97000      103.500
       8/03/01      6.01000      107.800
       8/02/01      6.06000       97.400
       8/01/01      6.02000       40.500
       7/31/01      6.02000       95.400
       7/30/01      6.00000      121.200
       7/27/01      6.05000       46.600
       7/26/01      6.14000       96.200
       7/25/01      6.05000       91.400
       7/24/01      5.75000      186.600
       7/23/01      5.75000       44.700

  -----------------------------------------------------------------------------

                                       C(2)-32

HOLLYWOOD CASINO CORP.

Hollywood Casino Corp. ("Hollywood") is one of the nation's largest collectors of authentic movie memorabilia, displaying props and costumes from blockbuster motion pictures throughout its casino properties. Through its subsidiaries, Hollywood owns and operates a riverboat gaming facility located in Aurora, Illinois and a casino and hotel complex in Tunica County, Mississippi. Both facilities feature Hollywood's unique theme, which incorporates the excitement and glamour of the motion picture industry by using designs inspired by famous movies, displays of motion picture memorabilia and movie themed gaming, entertainment and dining areas.

The riverboat gaming entertainment complex in Aurora, Ill. (about 40 miles west of downtown Chicago) consists of two multi-level riverboat casinos (the Aurora Casino) containing an aggregate of about 32,100 square feet of gaming space with about 975 slot machines and about 55 table games. The Aurora Casino also includes a 64,000 square foot land-based Pavilion through which patrons board the facility's two riverboat casinos via enclosed passenger loading ramps.

 ------------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
 ------------------------------------------------------------------------------

   -----------------------------------------
              HOLLYWOOD CASINO CORP.
   -----------------------------------------
        Date         Price        Volume
   -----------------------------------------
     20-Day Avg:    9.84300      118.840
   -----------------------------------------
       7/23/02      9.46000       82.100
       7/22/02      9.81000       85.900
       7/19/02      8.75000       94.600
       7/18/02      9.33000        8.200
       7/17/02      9.66000       82.300
       7/16/02      9.50000       50.100
       7/15/02     10.00000       85.400
       7/12/02     10.15000       56.200
       7/11/02     10.18000      136.900
       7/10/02     10.50000       34.300
       7/09/02     10.40000       59.500
       7/08/02     10.51000      104.100
       7/05/02     10.91000       72.900
       7/03/02     10.68000      112.400
       7/02/02     10.41000      107.800
       7/01/02     10.51000      209.800
       6/28/02     10.80000      393.400
       6/27/02      9.50000      261.200
       6/26/02      8.15000      236.100
       6/25/02      7.65000      103.600
       6/24/02      7.56000       65.100
       6/21/02      7.85000      288.500
       6/20/02      7.30000       57.200
       6/19/02      7.50000      156.300
       6/18/02      7.73000      143.900
       6/17/02      7.90000      142.600
       6/14/02      7.86000      190.500
       6/13/02      8.20000      191.200
       6/12/02      8.94000      244.500
       6/11/02      8.98000      158.200
       6/10/02      9.08000      145.200
       6/07/02      9.30000      132.000
       6/06/02      9.00000      159.800
       6/05/02      9.63000      177.500
       6/04/02      9.15000      367.100
       6/03/02     10.50000      493.000
       5/31/02     13.03000      158.500
       5/30/02     14.25000      117.300
       5/29/02     14.06000      108.200
       5/28/02     13.06000      216.700
       5/24/02     14.10000      120.200
       5/23/02     14.55000       97.000
       5/22/02     14.40000      141.500
       5/21/02     15.20000       59.400
       5/20/02     15.30000       54.600
       5/17/02     15.80000       23.300
       5/16/02     15.25000      110.800
       5/15/02     15.42000       86.900
       5/14/02     15.25000      178.900
       5/13/02     14.30000      410.900
       5/10/02     14.91000       52.900
       5/09/02     15.28000      125.800
       5/08/02     15.23000      135.700
       5/07/02     15.10000      101.400
       5/06/02     15.25000       79.800
       5/03/02     15.29000      153.400
       5/02/02     15.67000      170.100
       5/01/02     15.41000      367.900
       4/30/02     15.27000      271.000
       4/29/02     15.54000       83.600
       4/26/02     15.84000      193.800
       4/25/02     16.82000      314.000
       4/24/02     16.80000      299.500
       4/23/02     16.88000      191.300
       4/22/02     16.92000      198.200
       4/19/02     16.10000      158.300
       4/18/02     16.00000       37.300
       4/17/02     15.95000       40.700
       4/16/02     16.00000       46.900
       4/15/02     16.39000       64.100
       4/12/02     16.00000       98.300
       4/11/02     15.76000       49.400
       4/10/02     15.94000       93.500
       4/09/02     15.39000       43.900
       4/08/02     15.45000      114.200
       4/05/02     15.45000       54.800
       4/04/02     15.35000       76.200
       4/03/02     15.25000      148.800
       4/02/02     15.15000      125.800
       4/01/02     15.80000      100.100
       3/28/02     16.49000       66.400
       3/27/02     15.69000       62.800
       3/26/02     15.96000       36.700
       3/25/02     15.86000       37.600
       3/22/02     16.06000       68.400
       3/21/02     16.00000       65.500
       3/20/02     15.95000       38.200
       3/19/02     16.00000       95.000
       3/18/02     16.00000       90.900
       3/15/02     15.99000      133.400
       3/14/02     15.95000       69.300
       3/13/02     15.45000       61.000
       3/12/02     15.35000      158.900
       3/11/02     15.10000       82.000
       3/08/02     15.00000      172.600
       3/07/02     14.43000      133.200
       3/06/02     13.70000      222.900
       3/05/02     14.44000      201.600
       3/04/02     15.35000      868.500
       3/01/02     14.60000      249.200
       2/28/02     14.23000      158.500
       2/27/02     13.95000      625.200
       2/26/02     13.32000      527.600
       2/25/02     13.55000      223.200
       2/22/02     13.00000      408.600
       2/21/02     12.11000      340.700
       2/20/02     11.30000       80.300
       2/19/02     10.75000       51.700
       2/15/02     11.40000       45.600
       2/14/02     11.25000       33.400
       2/13/02     11.60000       30.200
       2/12/02     11.64000       16.900
       2/11/02     11.89000       31.200
       2/08/02     11.60000       12.400
       2/07/02     11.20000       15.500
       2/06/02     10.70000       25.800
       2/05/02     11.15000       29.600
       2/04/02     11.29000       69.900
       2/01/02     11.00000       22.800
       1/31/02     10.30000       35.500
       1/30/02     10.10000       47.500
       1/29/02     10.15000      215.600
       1/28/02     10.50000       31.400
       1/25/02     10.75000       24.400
       1/24/02     10.85000        5.200
       1/23/02     10.99000       49.600
       1/22/02     11.08000       25.200
       1/18/02     11.50000       34.600
       1/17/02     11.45000       28.800
       1/16/02     11.65000       39.000
       1/15/02     11.55000       41.700
       1/14/02     11.55000       33.300
       1/11/02     10.99000       77.500
       1/10/02     11.05000       79.400
       1/09/02     10.74000       39.500
       1/08/02     11.20000       67.800
       1/07/02     10.10000       16.700
       1/04/02     10.35000       14.600
       1/03/02     10.34000       39.400
       1/02/02     10.40000       21.200
      12/31/01     10.50000       15.100
      12/28/01     10.57000       37.400
      12/27/01     10.45000       22.500
      12/26/01     10.55000       37.300
      12/24/01     11.00000        6.800
      12/21/01     10.60000       72.700
      12/20/01     10.25000       85.600
      12/19/01      9.70000       76.300
      12/18/01      9.05000       21.700
      12/17/01      9.05000       37.300
      12/14/01      9.05000       13.200
      12/13/01      9.05000       35.700
      12/12/01      9.04000        8.000
      12/11/01      9.01000       22.800
      12/10/01      9.00000       18.100
      12/07/01      9.05000       23.700
      12/06/01      9.24000        3.000
      12/05/01      9.25000      144.600
      12/04/01      9.15000       25.800
      12/03/01      8.90000       24.700
      11/30/01      9.07000       28.500
      11/29/01      9.10000        5.300
      11/28/01      9.05000       47.600
      11/27/01      9.09000       23.800
      11/26/01      9.00000        9.300
      11/23/01      9.23000        9.700
      11/21/01      9.00000        6.800
      11/20/01      8.90000        7.000
      11/19/01      9.25000       18.500
      11/16/01      9.48000       47.000
      11/15/01      8.90000       27.900
      11/14/01      8.86000       25.800
      11/13/01      8.85000       21.800
      11/12/01      8.75000       23.500
      11/09/01      8.40000      102.400
      11/08/01      8.60000      135.300
      11/07/01      8.80000      190.100
      11/06/01      8.70000      102.700
      11/05/01      8.90000       51.000
      11/02/01      8.26000       74.100
      11/01/01      7.90000       63.200
      10/31/01      7.59000       55.200
      10/30/01      7.40000       15.200
      10/29/01      7.42000        9.200
      10/26/01      7.42000       54.400
      10/25/01      7.25000      132.200
      10/24/01      7.26000       20.300
      10/23/01      7.15000       35.600
      10/22/01      7.00000       25.300
      10/19/01      6.75000       47.100
      10/18/01      6.64000        6.900
      10/17/01      6.51000        3.800
      10/16/01      6.59000       25.600
      10/15/01      6.51000       14.800
      10/12/01      6.50000       16.600
      10/11/01      6.50000       16.000
      10/10/01      6.43000        8.400
      10/09/01      6.30000       35.000
      10/08/01      6.01000       10.500
      10/05/01      6.16000       14.200
      10/04/01      6.44000        7.900
      10/03/01      6.25000        3.800
      10/02/01      6.11000       11.600
      10/01/01      6.10000       16.200
       9/28/01      6.75000       26.300
       9/27/01      6.00000       21.100
       9/26/01      5.70000       28.100
       9/25/01      5.77000       23.900
       9/24/01      6.01000       55.000
       9/21/01      5.96000       51.700
       9/20/01      5.86000       23.000
       9/19/01      5.75000       37.000
       9/18/01      5.90000       27.200
       9/17/01      5.90000       86.500
       9/10/01      6.75000       12.100
       9/07/01      6.60000       13.900
       9/06/01      6.75000       26.000
       9/05/01      6.75000       39.400
       9/04/01      6.30000       39.800
       8/31/01      6.81000        5.500
       8/30/01      6.95000        9.900
       8/29/01      6.85000        9.700
       8/28/01      6.92000       19.000
       8/27/01      6.81000        5.000
       8/24/01      6.85000       46.300
       8/23/01      6.86000       10.400
       8/22/01      7.05000       11.600
       8/21/01      7.10000        4.400
       8/20/01      7.35000       16.900
       8/17/01      6.76000       71.900
       8/16/01      6.75000       70.900
       8/15/01      6.62000       60.200
       8/14/01      7.05000       40.000
       8/13/01      7.37000        6.900
       8/10/01      7.30000       25.300
       8/09/01      7.30000       41.800
       8/08/01      7.05000       10.100
       8/07/01      7.10000       22.000
       8/06/01      7.10000        7.100
       8/03/01      7.70000       18.000
       8/02/01      7.57000       22.400
       8/01/01      7.50000       14.400
       7/31/01      7.45000       20.300
       7/30/01      7.25000       14.000
       7/27/01      7.42000       20.800
       7/26/01      7.51000        6.800
       7/25/01      7.51000       18.800
       7/24/01      7.46000       12.600
       7/23/01      7.58000       46.800

 ------------------------------------------------------------------------------

                                       C(2)-33

 ISLE OF CAPRI CASINOS, INC.

Isle of Capri Casinos, Inc., ("Isle") with its unique "Isle of Capri" brand, is one of the nation's most innovative and fastest growing gaming developers. Isle currently operates five Isle casinos in Mississippi and Louisiana. In addition, Isle is Louisiana's largest casino operator. Isle also owns Pompano Harness Track in Pompano Beach, Florida, a property that represents a valuable investment in Florida's entertainment and gaming future.

All of Isle's casino properties are based on a tropical island theme and operate under the Isle name. Isle owns and operates a dockside casino and hotel in Biloxi, Mississippi, a dockside casino and recreational vehicle park in Vicksburg, Mississippi, a dockside riverboat casino and hotel in Bossier City, Louisiana, and two riverboat casinos operating from a single facility, together with a hotel, on a site about one mile from Lake Charles, Louisiana.

 ------------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
 ------------------------------------------------------------------------------

  -----------------------------------------
         ISLE OF CAPRIS CASINOS INC.
  -----------------------------------------
        Date        Price         Volume
  -----------------------------------------
     20-Day Avg:   18.22350      187.112
  -----------------------------------------
       7/23/02     16.00000      140.331
       7/22/02     16.78000      290.103
       7/19/02     16.92000      129.300
       7/18/02     17.31000       78.000
       7/17/02     18.31000      267.700
       7/16/02     18.40000      179.300
       7/15/02     18.45000      275.800
       7/12/02     18.20000       97.200
       7/11/02     18.51000      157.800
       7/10/02     18.04000       97.400
       7/09/02     19.10000      112.600
       7/08/02     18.67000      237.800
       7/05/02     18.19000       62.400
       7/03/02     17.45000      130.400
       7/02/02     17.89000      282.300
       7/01/02     18.83000      178.200
       6/28/02     20.25000      380.500
       6/27/02     18.85000      247.300
       6/26/02     19.07000      181.600
       6/25/02     19.25000      216.200
       6/24/02     19.67000      258.600
       6/21/02     20.34000      223.200
       6/20/02     19.36000      388.800
       6/19/02     19.47000      461.700
       6/18/02     19.06000      732.300
       6/17/02     17.30000      338.700
       6/14/02     16.53000      327.400
       6/13/02     17.34000      156.700
       6/12/02     17.69000      201.500
       6/11/02     17.28000      141.800
       6/10/02     17.75000      293.100
       6/07/02     17.36000      366.200
       6/06/02     17.06000      200.700
       6/05/02     17.46000      537.400
       6/04/02     16.50000      583.100
       6/03/02     18.30000      451.900
       5/31/02     19.97000      275.000
       5/30/02     19.99000      121.500
       5/29/02     19.88000      277.100
       5/28/02     20.00000      374.000
       5/24/02     20.99100      302.800
       5/23/02     21.59000      288.300
       5/22/02     20.67000      419.200
       5/21/02     21.49000      154.100
       5/20/02     21.75000      143.400
       5/17/02     22.18000      492.400
       5/16/02     22.15000      422.900
       5/15/02     22.18000      161.500
       5/14/02     22.20000      236.800
       5/13/02     22.71000      326.900
       5/10/02     21.56000      322.000
       5/09/02     22.26000      247.300
       5/08/02     22.45000      247.300
       5/07/02     22.31000      385.300
       5/06/02     22.73000      313.200
       5/03/02     22.78000      250.300
       5/02/02     22.89000      944.500
       5/01/02     21.19000      238.200
       4/30/02     20.98000      234.700
       4/29/02     20.10100      125.100
       4/26/02     20.19000      198.200
       4/25/02     20.29900      309.200
       4/24/02     21.42000      203.300
       4/23/02     21.41000      255.500
       4/22/02     20.85000      338.700
       4/19/02     20.50100      257.400
       4/18/02     19.77500      256.300
       4/17/02     20.28000      243.800
       4/16/02     20.43000      323.700
       4/15/02     21.06000      271.700
       4/12/02     20.67000      285.000
       4/11/02     21.50000      320.000
       4/10/02     21.07000      672.600
       4/09/02     21.10000    1,029.600
       4/08/02     19.02000      122.600
       4/05/02     18.80000       80.500
       4/04/02     18.97000      131.300
       4/03/02     18.11000      134.000
       4/02/02     18.55000      227.100
       4/01/02     18.22000      107.500
       3/28/02     18.45000      217.700
       3/27/02     18.75000      102.400
       3/26/02     19.00000      241.100
       3/25/02     18.51000      145.300
       3/22/02     18.35000      205.800
       3/21/02     19.10000      291.400
       3/20/02     18.86000      348.200
       3/19/02     18.34000      218.500
       3/18/02     17.94000      256.100
       3/15/02     18.00000      346.400
       3/14/02     17.31000      820.400
       3/13/02     18.52000      127.700
       3/12/02     18.99500      170.700
       3/11/02     18.99000      229.400
       3/08/02     18.60000      196.200
       3/07/02     18.09000      417.900
       3/06/02     18.58000      452.300
       3/05/02     19.40000      796.100
       3/04/02     17.90000      717.600
       3/01/02     16.89000      258.100
       2/28/02     16.80000      212.900
       2/27/02     16.85000      294.500
       2/26/02     16.97000      303.900
       2/25/02     16.32000      292.900
       2/22/02     15.70000      270.200
       2/21/02     16.07000      225.200
       2/20/02     16.25000      323.900
       2/19/02     16.00000      306.000
       2/15/02     16.26000      504.200
       2/14/02     17.06000      330.800
       2/13/02     17.54000      514.900
       2/12/02     16.95000      417.900
       2/11/02     16.10000      474.800
       2/08/02     15.73000      236.600
       2/07/02     15.46000      630.300
       2/06/02     14.42000      428.600
       2/05/02     14.70000      442.100
       2/04/02     16.26000      222.200
       2/01/02     16.45000      165.900
       1/31/02     16.33000      113.100
       1/30/02     16.17000       96.000
       1/29/02     15.76000      118.400
       1/28/02     15.95000       87.900
       1/25/02     16.02000      188.300
       1/24/02     15.95000      295.100
       1/23/02     16.15000      202.000
       1/22/02     15.96000      310.700
       1/18/02     16.17000      348.300
       1/17/02     15.87000      427.500
       1/16/02     15.20000      392.500
       1/15/02     15.00000      337.900
       1/14/02     14.22000      104.500
       1/11/02     14.81000      150.000
       1/10/02     15.00000      244.300
       1/09/02     14.56000      132.000
       1/08/02     14.14000      296.200
       1/07/02     13.90000      110.900
       1/04/02     13.95000      129.500
       1/03/02     13.74000      135.400
       1/02/02     13.05000       98.500
      12/31/01     13.38000       76.500
      12/28/01     13.55000      164.800
      12/27/01     13.55000      164.500
      12/26/01     13.52000       23.000
      12/24/01     13.51000       26.200
      12/21/01     13.20000      129.400
      12/20/01     13.31000       79.800
      12/19/01     13.42000      402.700
      12/18/01     13.60000      357.200
      12/17/01     13.03000      108.800
      12/14/01     13.07000      315.600
      12/13/01     13.24000      265.100
      12/12/01     13.45000      264.800
      12/11/01     13.15000      151.900
      12/10/01     13.42000      295.900
      12/07/01     13.22000      236.900
      12/06/01     13.15000      126.000
      12/05/01     13.25000      202.300
      12/04/01     13.20000      265.900
      12/03/01     13.28000      479.600
      11/30/01     12.97000      757.100
      11/29/01     12.65000      348.500
      11/28/01     12.51000      330.400
      11/27/01     11.83000      331.500
      11/26/01     11.44000      161.500
      11/23/01     11.10000       37.000
      11/21/01     11.30000      137.900
      11/20/01     11.49000      316.100
      11/19/01     10.92000      678.300
      11/16/01     10.29000      163.000
      11/15/01     10.73000      175.500
      11/14/01     10.80000      200.000
      11/13/01      9.97000      130.100
      11/12/01      9.20000       15.400
      11/09/01      9.46000       20.000
      11/08/01      9.35000       39.000
      11/07/01      9.19000       80.700
      11/06/01      9.38000       27.200
      11/05/01      9.28000      138.800
      11/02/01      9.17000       10.000
      11/01/01      9.25000       19.200
      10/31/01      9.07000      189.400
      10/30/01      8.95010       57.400
      10/29/01      8.82000       65.100
      10/26/01      9.21000       43.300
      10/25/01      9.24000       34.900
      10/24/01      8.95000       95.400
      10/23/01      8.75000       82.000
      10/22/01      9.00000       35.800
      10/19/01      8.90000       42.100
      10/18/01      8.92000       64.500
      10/17/01      8.93000       63.300
      10/16/01      9.00000      172.300
      10/15/01      8.50000       95.000
      10/12/01      8.07000      108.000
      10/11/01      8.25000      245.900
      10/10/01      7.89000      152.300
      10/09/01      7.25000      258.100
      10/08/01      6.79000        3.200
      10/05/01      6.75000       12.800
      10/04/01      7.00000       88.300
      10/03/01      6.50000      104.400
      10/02/01      6.49000      102.000
      10/01/01      6.73000      101.700
       9/28/01      7.09900      148.300
       9/27/01      6.80000       51.600
       9/26/01      6.50000      164.600
       9/25/01      6.79000       69.400
       9/24/01      6.83000       40.700
       9/21/01      6.93000      629.400
       9/20/01      7.15000       44.000
       9/19/01      7.03000      102.400
       9/18/01      7.20000       94.100
       9/17/01      7.22000       79.600
       9/10/01      8.02000       38.500
       9/07/01      8.04000       59.800
       9/06/01      7.78000      510.100
       9/05/01      8.13000       61.400
       9/04/01      8.21000       88.000
       8/31/01      8.30000       64.900
       8/30/01      8.22000       57.800
       8/29/01      8.18000       36.800
       8/28/01      8.37000       28.400
       8/27/01      8.43000       29.300
       8/24/01      8.43000      194.900
       8/23/01      8.35000       32.600
       8/22/01      8.30000      108.900
       8/21/01      8.43000      115.600
       8/20/01      8.20000       95.200
       8/17/01      7.95000       22.000
       8/16/01      7.80000       71.500
       8/15/01      8.05000      186.700
       8/14/01      8.25000       53.900
       8/13/01      8.19000       44.500
       8/10/01      8.15000       51.700
       8/09/01      8.15000       48.500
       8/08/01      8.10000       44.600
       8/07/01      8.28000       42.300
       8/06/01      8.03000       32.000
       8/03/01      8.21000       48.400
       8/02/01      8.39000       24.900
       8/01/01      8.45000       37.500
       7/31/01      8.21000       71.100
       7/30/01      8.30000       31.400
       7/27/01      8.35000       61.300
       7/26/01      8.45000      484.400
       7/25/01      9.58000       39.500
       7/24/01      9.99000       17.400
       7/23/01     10.04000       32.700

 ------------------------------------------------------------------------------

                                       C(2)-34

MONARCH CASINO & RESORT INC.

Monarch Casino & Resort, Inc. ("Monarch"), through its wholly owned subsidiary, Golden Road Motor Inn, Inc., owns and operates the tropically themed Atlantis Casino Resort, a hotel/casino facility in Reno, Nevada (the Atlantis). The Atlantis is located approximately three miles south of downtown Reno in the generally more affluent southwest area of Reno. The Atlantis features approximately 51,000 square feet of casino space interspersed with waterfalls and water features, giant artificial palm trees, thatched-roof huts and other tropical features; a hotel and a motor lodge with a total guest room count of 980 available rooms; nine food outlets; a nightclub; an enclosed pool with waterfall features in addition to an outdoor pool; health club; two retail outlets featuring traditional "gift shop" merchandise as well as clothing and other merchandise; an 8,000-square-foot family entertainment center; and approximately 25,000 square feet of banquet, convention and meeting room space.

 ------------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
 ------------------------------------------------------------------------------

  ----------------------------------------
        MONARCH CASINO & RESORT INC.
  ----------------------------------------
        Date        Price         Volume
  ----------------------------------------
   20-Day Avg:     12.40395       51.095
  ----------------------------------------
       7/23/02     10.37000       12.400
       7/22/02     11.55000        2.400
       7/19/02     11.41000        5.200
       7/18/02     11.54000        5.800
       7/17/02     11.83000        8.500
       7/16/02     11.85000       27.500
       7/15/02     11.38000       37.500
       7/12/02     11.30000       14.200
       7/11/02     10.99000       58.300
       7/10/02     11.70000       20.800
       7/09/02     12.08000       76.800
       7/08/02     12.10000       21.400
       7/05/02     12.18900       14.200
       7/03/02     12.12000       28.400
       7/02/02     11.86000      417.000
       7/01/02     12.94000       59.700
       6/28/02     14.83000      141.400
       6/27/02     15.72000       24.300
       6/26/02     15.09000       13.000
       6/25/02     15.23000       33.100
       6/24/02     14.99000       13.000
       6/21/02     14.20000        9.900
       6/20/02     14.39000        2.200
       6/19/02     14.38000        3.200
       6/18/02     14.40000        2.400
       6/17/02     14.55000        8.200
       6/14/02     14.08900        2.800
       6/13/02     14.25000        3.300
       6/12/02     14.37000        8.200
       6/11/02     13.69000       22.300
       6/10/02     12.79000       21.000
       6/07/02     12.70000       19.000
       6/06/02     13.00000       33.300
       6/05/02     14.20000       14.300
       6/04/02     14.49000       24.300
       6/03/02     14.99000        7.800
       5/31/02     15.35000       18.700
       5/30/02     14.79000        7.000
       5/29/02     14.88300       10.300
       5/28/02     15.01880       17.400
       5/24/02     14.86000        4.500
       5/23/02     14.95000        9.500
       5/22/02     14.67000       15.700
       5/21/02     14.64000       22.400
       5/20/02     13.89000       17.000
       5/17/02     14.00000       26.000
       5/16/02     14.00000        9.700
       5/15/02     14.00000       10.700
       5/14/02     14.25000       34.800
       5/13/02     13.90000        5.800
       5/10/02     14.00000       15.600
       5/09/02     13.90000        8.600
       5/08/02     13.90000        3.900
       5/07/02     13.90000       18.500
       5/06/02     13.84750       24.200
       5/03/02     13.30000        6.900
       5/02/02     13.00000      108.800
       5/01/02     12.57000       27.100
       4/30/02     12.24000       26.100
       4/29/02     11.50000        3.600
       4/26/02     11.35000        6.000
       4/25/02     11.22000        7.300
       4/24/02     11.00000        1.700
       4/23/02     11.00000        2.900
       4/22/02     11.00000        2.400
       4/19/02     11.00000        0.800
       4/18/02     11.00000        0.800
       4/17/02     11.00000        2.600
       4/16/02     11.00000        1.000
       4/15/02     10.55000        4.200
       4/12/02     11.00000        1.800
       4/11/02      9.55000        9.200
       4/10/02     10.97000        2.500
       4/09/02     10.38000        3.500
       4/08/02     10.00000        0.800
       4/05/02      9.85000        1.500
       4/04/02      9.00000        0.200
       4/03/02      9.15000        4.800
       4/02/02     10.02000        0.100
       4/01/02     10.02000        1.400
       3/28/02     10.51000        2.000
       3/27/02     10.51000        2.000
       3/26/02     11.09900        2.100
       3/25/02     11.10000        8.000
       3/22/02     11.00000       12.600
       3/21/02     11.15000        0.600
       3/20/02     11.09000        1.000
       3/19/02     11.10000        3.700
       3/18/02     10.91000        1.300
       3/15/02     10.92000        2.300
       3/14/02     11.19000       14.200
       3/13/02     11.30000        0.300
       3/12/02     11.30000        2.200
       3/11/02     11.40000        2.200
       3/08/02     11.50000        5.700
       3/07/02     11.45000        3.100
       3/06/02     11.50000        7.300
       3/05/02     11.50000       10.000
       3/04/02     11.50000       25.800
       3/01/02     11.49000       11.100
       2/28/02     11.37000       25.400
       2/27/02     10.15000       24.900
       2/26/02      9.00000       12.900
       2/25/02      8.53000        1.500
       2/22/02      8.55000        1.400
       2/21/02      8.16000            -
       2/20/02      8.50000        0.600
       2/19/02      8.01000        0.300
       2/15/02      8.25000            -
       2/14/02      8.40000        2.100
       2/13/02      8.49000        1.000
       2/12/02      8.50000        1.400
       2/11/02      8.49900        0.200
       2/08/02      8.50000        2.200
       2/07/02      8.39000        2.800
       2/06/02      8.49000        7.400
       2/05/02      8.09500            -
       2/04/02      8.15000        2.000
       2/01/02      8.00000        0.800
       1/31/02      8.15000        5.500
       1/30/02      7.95000            -
       1/29/02      8.10000        0.500
       1/28/02      8.13000        0.500
       1/25/02      8.06000        0.500
       1/24/02      8.09600        1.600
       1/23/02      8.00000        4.300
       1/22/02      8.00000        0.900
       1/18/02      7.98000        1.100
       1/17/02      7.98000        1.600
       1/16/02      7.97000        1.500
       1/15/02      7.96000        3.000
       1/14/02      7.96000        3.100
       1/11/02      7.64000        7.000
       1/10/02      7.61140        0.900
       1/09/02      7.41000        4.400
       1/08/02      7.76500            -
       1/07/02      7.62000        1.100
       1/04/02      7.82000        3.900
       1/03/02      7.70000        6.700
       1/02/02      7.95000        3.900
      12/31/01      8.00000        0.200
      12/28/01      8.00000        1.800
      12/27/01      7.51000       12.700
      12/26/01      8.00000        0.500
      12/24/01      7.97500            -
      12/21/01      7.97500            -
      12/20/01      7.94000        0.400
      12/19/01      8.00000        0.500
      12/18/01      8.00000        0.900
      12/17/01      8.00000        1.800
      12/14/01      7.80200        0.800
      12/13/01      8.00000        0.500
      12/12/01      7.99000        0.100
      12/11/01      8.00000        0.600
      12/10/01      8.00000        0.300
      12/07/01      7.99000        0.600
      12/06/01      7.99000        1.600
      12/05/01      7.98000        0.700
      12/04/01      7.95000        2.700
      12/03/01      8.08000        0.900
      11/30/01      8.03000        2.100
      11/29/01      8.00000        1.200
      11/28/01      7.99500        0.100
      11/27/01      8.02420        1.400
      11/26/01      8.00000        3.200
      11/23/01      7.97000        0.600
      11/21/01      7.96480        2.200
      11/20/01      7.97000        2.300
      11/19/01      7.97000        2.800
      11/16/01      7.96000        4.400
      11/15/01      7.66000        0.100
      11/14/01      7.47000       10.100
      11/13/01      7.21000        5.800
      11/12/01      7.21000        2.400
      11/09/01      7.14000        4.700
      11/08/01      7.07000        4.400
      11/07/01      7.00000        4.600
      11/06/01      6.50000        0.900
      11/05/01      6.50000        0.500
      11/02/01      6.50000        3.200
      11/01/01      6.33000        1.000
      10/31/01      6.30000        3.200
      10/30/01      6.00000        2.100
      10/29/01      6.00000        0.400
      10/26/01      5.87500            -
      10/25/01      6.00000        1.900
      10/24/01      6.00000        1.000
      10/23/01      6.00000        1.000
      10/22/01      6.15000        0.200
      10/19/01      6.24000        2.500
      10/18/01      6.13500            -
      10/17/01      6.11000            -
      10/16/01      5.90000        1.000
      10/15/01      6.10000        5.000
      10/12/01      5.92500            -
      10/11/01      6.18000        1.500
      10/10/01      6.20000        2.200
      10/09/01      6.12000        0.500
      10/08/01      6.05000        0.500
      10/05/01      6.00000        1.000
      10/04/01      6.00000        0.600
      10/03/01      5.99420        1.300
      10/02/01      6.00000        1.200
      10/01/01      5.85000            -
       9/28/01      5.99700        1.100
       9/27/01      5.85000            -
       9/26/01      5.85000            -
       9/25/01      6.04000        0.900
       9/24/01      5.80000        4.600
       9/21/01      5.10000        0.400
       9/20/01      5.15000        0.800
       9/19/01      5.00000        2.400
       9/18/01      5.87500            -
       9/17/01      5.80000        0.200
       9/10/01      5.90000            -
       9/07/01      5.93000        0.100
       9/06/01      5.86500            -
       9/05/01      5.90000        0.600
       9/04/01      5.70000        1.500
       8/31/01      6.01000        1.100
       8/30/01      6.04000        3.800
       8/29/01      6.00000        1.400
       8/28/01      6.00000        2.900
       8/27/01      6.06000        1.200
       8/24/01      6.00000        4.500
       8/23/01      6.01000        0.300
       8/22/01      5.75000        1.600
       8/21/01      5.90000            -
       8/20/01      5.98000        5.600
       8/17/01      5.79000            -
       8/16/01      5.95000        3.200
       8/15/01      5.90000        1.000
       8/14/01      5.77000        2.400
       8/13/01      5.72000        0.500
       8/10/01      5.75000        1.000
       8/09/01      5.45000            -
       8/08/01      5.65000        4.500
       8/07/01      5.55000        1.100
       8/06/01      5.07000        1.600
       8/03/01      5.50000        0.700
       8/02/01      5.28500            -
       8/01/01      5.32500            -
       7/31/01      5.55000        2.000
       7/30/01      5.55000        2.000
       7/27/01      5.55000        0.200
       7/26/01      5.55000        0.700
       7/25/01      5.45000        2.200
       7/24/01      5.60000        0.300
       7/23/01      5.60000        0.600

 ------------------------------------------------------------------------------

                                       C(2)-35

PINNACLE ENTERTAINMENT, INC.

Pinnacle Entertainment, Inc. ("Pinnacle") is a diversified gaming, sports and entertainment company engaged in the ownership and operation of casinos and pari-mutuel racing facilities, and the development of other gaming and sports related opportunities. Pinnacle owns and operates land-based, dockside and riverboat gaming operations in Switzerland County, Indiana, Verdi, Nevada, Biloxi, Mississippi, Bossier City, Louisiana, and Harvey, Louisiana, respectively. Pinnacle also owns two card club casinos in California, both located in the Los Angeles metropolitan area; the Pinnacle-Casino and the Crystal Park Hotel and Casino.

 ------------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
 ------------------------------------------------------------------------------

  -----------------------------------------
          PINNACLE ENTERTAINMENT INC.
  -----------------------------------------
        Date         Price       Volume
  -----------------------------------------
     20-Day Avg:    9.92500      135.730
  -----------------------------------------
       7/23/02      7.95000      178.000
       7/22/02      8.76000       66.300
       7/19/02      9.13000      103.300
       7/18/02      9.20000       80.500
       7/17/02      9.90000       61.100
       7/16/02      9.65000       96.400
       7/15/02      9.95000       42.000
       7/12/02     10.25000       43.600
       7/11/02     10.39000      163.100
       7/10/02     10.91000      118.100
       7/09/02     10.54000      205.200
       7/08/02     10.29000       65.400
       7/05/02     10.18000       12.700
       7/03/02     10.12000       68.200
       7/02/02     10.36000       84.400
       7/01/02     10.75000      149.900
       6/28/02     10.63000      274.200
       6/27/02     10.00000      118.100
       6/26/02      9.74000      164.900
       6/25/02      9.80000      619.200
       6/24/02      9.65000      137.300
       6/21/02      9.60000      111.400
       6/20/02      9.45000       58.300
       6/19/02      9.48000       94.500
       6/18/02      9.62000       39.200
       6/17/02      9.83000       86.200
       6/14/02      9.65000      213.100
       6/13/02      8.80000      156.900
       6/12/02      9.29000       72.600
       6/11/02      9.50000       90.700
       6/10/02      9.40000       59.500
       6/07/02      9.15000      163.800
       6/06/02      9.15000       83.800
       6/05/02      9.45000      213.600
       6/04/02      9.31000      157.800
       6/03/02      9.39000      341.000
       5/31/02     10.67000      196.200
       5/30/02     10.40000       29.500
       5/29/02     10.62000       93.900
       5/28/02     10.03000       51.000
       5/24/02     10.72000       89.500
       5/23/02     10.65000       35.900
       5/22/02     10.85000       76.300
       5/21/02     11.30000       90.800
       5/20/02     11.18000      125.900
       5/17/02     11.45000       30.100
       5/16/02     11.67000       39.600
       5/15/02     11.80000       58.400
       5/14/02     11.97000      705.500
       5/13/02     12.07000       75.000
       5/10/02     11.51000       98.600
       5/09/02     12.00000       92.500
       5/08/02     12.12000      105.100
       5/07/02     12.12000      368.900
       5/06/02     12.22000      181.200
       5/03/02     12.36000      421.700
       5/02/02     11.55000      258.800
       5/01/02     11.35000      281.000
       4/30/02     11.10000      301.300
       4/29/02     10.80000      186.800
       4/26/02     11.12000      226.800
       4/25/02     11.01000      243.000
       4/24/02     11.05000      182.500
       4/23/02     11.08000      506.100
       4/22/02     10.77000      320.200
       4/19/02     10.85000      239.000
       4/18/02     10.57000      366.300
       4/17/02      9.80000      323.100
       4/16/02      9.93000      129.800
       4/15/02      9.90000      616.000
       4/12/02      9.40000      311.800
       4/11/02      9.27000      341.700
       4/10/02      8.45000      111.400
       4/09/02      8.45000       36.300
       4/08/02      8.00000       34.100
       4/05/02      8.00000       48.600
       4/04/02      8.00000       28.000
       4/03/02      8.02000       36.800
       4/02/02      8.00000       26.200
       4/01/02      7.95000       32.100
       3/28/02      8.06000       19.400
       3/27/02      8.10000       30.700
       3/26/02      8.20000       26.100
       3/25/02      8.05000       40.900
       3/22/02      8.50000       74.300
       3/21/02      8.44000       37.600
       3/20/02      8.20000       58.800
       3/19/02      7.77000       88.100
       3/18/02      7.12000       81.800
       3/15/02      6.97000       68.300
       3/14/02      6.94000       49.500
       3/13/02      6.90000       25.400
       3/12/02      6.85000       19.600
       3/11/02      6.72000       13.500
       3/08/02      6.90000       22.300
       3/07/02      6.82000       85.000
       3/06/02      6.81000       34.200
       3/05/02      6.78000       24.800
       3/04/02      6.85000       25.600
       3/01/02      6.48000       27.700
       2/28/02      6.55000       61.500
       2/27/02      6.80000       66.500
       2/26/02      6.49000      150.700
       2/25/02      6.25000       88.400
       2/22/02      5.65000       30.600
       2/21/02      5.30000       47.700
       2/20/02      5.25000      100.200
       2/19/02      5.22000      255.300
       2/15/02      5.02000       75.400
       2/14/02      5.30000       51.500
       2/13/02      5.50000       95.800
       2/12/02      5.60000       43.100
       2/11/02      5.70000       70.000
       2/08/02      5.68000      186.300
       2/07/02      5.90000       40.500
       2/06/02      6.25000       69.300
       2/05/02      6.45000      338.700
       2/04/02      6.55000       61.700
       2/01/02      6.65000       98.000
       1/31/02      6.60000       51.100
       1/30/02      6.24000      313.400
       1/29/02      5.95000       25.000
       1/28/02      5.97000       41.900
       1/25/02      5.93000       31.400
       1/24/02      6.00000      291.700
       1/23/02      5.90000       95.000
       1/22/02      5.80000       39.200
       1/18/02      5.75000       26.400
       1/17/02      5.88000       13.400
       1/16/02      6.03000       28.900
       1/15/02      6.05000       31.600
       1/14/02      5.85000       18.600
       1/11/02      5.81000        9.000
       1/10/02      5.90000       45.200
       1/09/02      5.87000       49.700
       1/08/02      6.05000       22.500
       1/07/02      5.90000      176.300
       1/04/02      6.05000       60.700
       1/03/02      5.97000       69.500
       1/02/02      6.00000       50.000
      12/31/01      6.03000       90.600
      12/28/01      6.20000       73.500
      12/27/01      6.41000      190.900
      12/26/01      6.05000       49.100
      12/24/01      6.15000       14.600
      12/21/01      6.22000      110.400
      12/20/01      5.92000       35.200
      12/19/01      6.05000       40.900
      12/18/01      6.00000       77.400
      12/17/01      6.40000       65.900
      12/14/01      6.52000       24.900
      12/13/01      6.55000       15.300
      12/12/01      6.55000       20.500
      12/11/01      6.62000       27.800
      12/10/01      6.51000       20.800
      12/07/01      6.85000        8.600
      12/06/01      6.90000       21.900
      12/05/01      6.98000      191.900
      12/04/01      7.00000      124.400
      12/03/01      6.90000       32.200
      11/30/01      6.97000       50.500
      11/29/01      6.70000       88.600
      11/28/01      6.82000       24.400
      11/27/01      6.95000       30.700
      11/26/01      6.95000      168.800
      11/23/01      6.90000        5.600
      11/21/01      6.85000       23.900
      11/20/01      6.90000       99.600
      11/19/01      6.83000       84.300
      11/16/01      6.98000        4.000
      11/15/01      6.86000       16.300
      11/14/01      6.85000       31.200
      11/13/01      6.75000       10.900
      11/12/01      6.65000        8.600
      11/09/01      6.50000       39.500
      11/08/01      6.79000       88.900
      11/07/01      6.65000       50.500
      11/06/01      6.75000      100.100
      11/05/01      6.70000       33.500
      11/02/01      6.70000       15.300
      11/01/01      6.80000       94.700
      10/31/01      6.90000       76.600
      10/30/01      6.73000       20.500
      10/29/01      6.70000       32.600
      10/26/01      6.87000       43.700
      10/25/01      6.70000       67.900
      10/24/01      6.83000       33.700
      10/23/01      6.70000       73.300
      10/22/01      6.78000        9.300
      10/19/01      6.55000      212.700
      10/18/01      6.71000        9.800
      10/17/01      6.90000       19.600
      10/16/01      7.23000      250.300
      10/15/01      6.88000       22.200
      10/12/01      6.88000       10.200
      10/11/01      6.89000       80.300
      10/10/01      6.70000       48.300
      10/09/01      6.55000       74.900
      10/08/01      6.67000       40.800
      10/05/01      6.80000       58.100
      10/04/01      6.70000       86.600
      10/03/01      6.09000       26.500
      10/02/01      6.22000       99.800
      10/01/01      5.50000       80.600
       9/28/01      5.95000      159.100
       9/27/01      5.98000       56.200
       9/26/01      6.45000       15.200
       9/25/01      6.56000       49.500
       9/24/01      6.78000       45.400
       9/21/01      6.05000       80.600
       9/20/01      6.17000       79.500
       9/19/01      6.20000       97.800
       9/18/01      6.83000      122.200
       9/17/01      7.65000       73.000
       9/10/01      8.35000       94.600
       9/07/01      8.67000      195.200
       9/06/01      8.99000       66.800
       9/05/01      8.30000       35.600
       9/04/01      8.88000       71.800
       8/31/01      8.08000       63.900
       8/30/01      8.01000       28.800
       8/29/01      8.05000       16.900
       8/28/01      7.93000       23.900
       8/27/01      7.93000       79.500
       8/24/01      7.97000       48.100
       8/23/01      7.80000       47.400
       8/22/01      7.98000       34.600
       8/21/01      7.90000       12.500
       8/20/01      7.97000       39.400
       8/17/01      7.91000       29.800
       8/16/01      7.95000       45.500
       8/15/01      8.05000       79.300
       8/14/01      8.00000      101.000
       8/13/01      7.90000       33.700
       8/10/01      7.85000       10.500
       8/09/01      7.85000      107.600
       8/08/01      7.75000       17.800
       8/07/01      7.94000       31.000
       8/06/01      7.82000       60.300
       8/03/01      8.15000       85.400
       8/02/01      7.92000       64.300
       8/01/01      7.33000       61.500
       7/31/01      7.25000       43.700
       7/30/01      7.10000       21.200
       7/27/01      7.15000       23.500
       7/26/01      7.00000      102.300
       7/25/01      6.90000       43.500
       7/24/01      6.74000       42.800
       7/23/01      6.78000       39.000

 ------------------------------------------------------------------------------

                                       C(2)-36

RIVIERA HOLDINGS CORP.

Riviera Holdings Corp. ("Riviera"), through its wholly owned subsidiary, Riviera Operating Corp., owns and operates the Riviera Hotel & Casino located on Las Vegas Boulevard in Las Vegas, Nevada. Opened in 1955, the Riviera Las Vegas has developed a long-standing reputation for delivering high quality, traditional Las Vegas-style gaming, entertainment, and other amenities. Riviera through its wholly owned subsidiary, Riviera Black Hawk, Inc., owns and operates the Riviera Black Hawk Casino, a limited-stakes casino in Black Hawk, Colorado, which opened on February 4, 2000.

  -----------------------------------------------------------------------------
                          DAILY STOCK PRICE AND VOLUME
  -----------------------------------------------------------------------------

  -----------------------------------------
           RIVIERA HOLDINGS CORP.
  -----------------------------------------
        Date         Price        Volume
  -----------------------------------------
     20-Day Avg:    6.52200       53.740
  -----------------------------------------
       7/23/02      6.70000        2.400
       7/22/02      7.00000        3.500
       7/19/02      6.90000        7.500
       7/18/02      7.00000        3.300
       7/17/02      7.08000        0.300
       7/16/02      7.05000            -
       7/15/02      7.09000        2.500
       7/12/02      7.00000        2.500
       7/11/02      7.00000       13.000
       7/10/02      6.25000        1.000
       7/09/02      6.20000            -
       7/08/02      6.25000        0.800
       7/05/02      6.37500            -
       7/03/02      6.35000        4.500
       7/02/02      6.01500            -
       7/01/02      6.10000      866.800
       6/28/02      6.15000       58.200
       6/27/02      6.18000      106.400
       6/26/02      5.90000        0.400
       6/25/02      5.85000        1.700
       6/24/02      5.82000        0.900
       6/21/02      5.85000        4.900
       6/20/02      5.81000        0.900
       6/19/02      5.80000        1.200
       6/18/02      5.90000        1.000
       6/17/02      5.80000        2.000
       6/14/02      5.60000        7.000
       6/13/02      5.85000        0.900
       6/12/02      5.60000            -
       6/11/02      5.62500            -
       6/10/02      5.62500            -
       6/07/02      5.72500            -
       6/06/02      5.72500            -
       6/05/02      5.70000        0.500
       6/04/02      5.75000        8.500
       6/03/02      6.15000        1.600
       5/31/02      6.07500            -
       5/30/02      6.12500            -
       5/29/02      6.07500            -
       5/28/02      6.15000        2.000
       5/24/02      6.07500            -
       5/23/02      6.10000        0.800
       5/22/02      6.30000        2.200
       5/21/02      6.35000        3.600
       5/20/02      6.65000        2.800
       5/17/02      7.00000        3.500
       5/16/02      7.20000        0.400
       5/15/02      7.25000        0.600
       5/14/02      7.35000        0.300
       5/13/02      7.45000        1.400
       5/10/02      7.75000        0.100
       5/09/02      7.75000        2.600
       5/08/02      7.37500            -
       5/07/02      7.44000        0.600
       5/06/02      7.35000       29.900
       5/03/02      7.04000        6.000
       5/02/02      6.50000        0.100
       5/01/02      6.65000        4.000
       4/30/02      6.45000        1.600
       4/29/02      6.20000       10.500
       4/26/02      6.20000        0.700
       4/25/02      6.30000        4.100
       4/24/02      6.30000        9.300
       4/23/02      6.40000        6.600
       4/22/02      5.95000        8.500
       4/19/02      6.00000        0.600
       4/18/02      5.90000        1.000
       4/17/02      6.10000        2.000
       4/16/02      5.80000       10.000
       4/15/02      6.00000        0.900
       4/12/02      5.90000        0.500
       4/11/02      5.93000            -
       4/10/02      6.00000       15.300
       4/09/02      5.30000        6.000
       4/08/02      5.20000        1.200
       4/05/02      5.40000        2.500
       4/04/02      5.20000      321.000
       4/03/02      5.12500            -
       4/02/02      5.15000            -
       4/01/02      5.24000        5.900
       3/28/02      5.20000        3.300
       3/27/02      5.09500            -
       3/26/02      5.10000            -
       3/25/02      5.05000        1.000
       3/22/02      5.12500            -
       3/21/02      5.15000        1.000
       3/20/02      5.15000        0.200
       3/19/02      5.17500            -
       3/18/02      5.20000        1.500
       3/15/02      5.06000        4.100
       3/14/02      5.07500            -
       3/13/02      5.10000        1.000
       3/12/02      5.09000        0.100
       3/11/02      5.00000            -
       3/08/02      5.00000        6.000
       3/07/02      5.00000        4.000
       3/06/02      5.05000            -
       3/05/02      5.05000        1.200
       3/04/02      5.05000        4.000
       3/01/02      4.95000        0.300
       2/28/02      4.95000       10.000
       2/27/02      4.95000            -
       2/26/02      4.94000        5.000
       2/25/02      4.92500            -
       2/22/02      4.95000            -
       2/21/02      4.92500            -
       2/20/02      4.90000        3.600
       2/19/02      4.95000        2.200
       2/15/02      4.95000       12.900
       2/14/02      4.95000        2.500
       2/13/02      4.95000        1.000
       2/12/02      4.95000        3.500
       2/11/02      5.00000        0.200
       2/08/02      4.90000        5.800
       2/07/02      5.00000        3.200
       2/06/02      5.00000       11.800
       2/05/02      5.00000        9.800
       2/04/02      4.90000        0.600
       2/01/02      4.80000            -
       1/31/02      4.80000       11.400
       1/30/02      4.45000        0.500
       1/29/02      4.45000        0.300
       1/28/02      4.40000        1.000
       1/25/02      4.34500            -
       1/24/02      4.35000       12.500
       1/23/02      4.30000            -
       1/22/02      4.30000        0.900
       1/18/02      4.15000            -
       1/17/02      4.20000       11.500
       1/16/02      4.19000        2.000
       1/15/02      4.12500            -
       1/14/02      4.15000        1.300
       1/11/02      4.20000        0.500
       1/10/02      4.25000        2.000
       1/09/02      4.24000        3.800
       1/08/02      4.23000        2.000
       1/07/02      4.20000        0.200
       1/04/02      4.24000        5.800
       1/03/02      4.20000        0.300
       1/02/02      4.20000            -
      12/31/01      4.24000       10.400
      12/28/01      4.17500            -
      12/27/01      4.17500            -
      12/26/01      4.20000       10.300
      12/24/01      4.20000        0.900
      12/21/01      4.17000        0.300
      12/20/01      4.20000            -
      12/19/01      4.15000        3.100
      12/18/01      4.30000            -
      12/17/01      4.27000            -
      12/14/01      4.27000            -
      12/13/01      4.25000        2.800
      12/12/01      4.30000        0.400
      12/11/01      4.18000        2.600
      12/10/01      4.10000        2.300
      12/07/01      4.05000        1.900
      12/06/01      4.15000            -
      12/05/01      4.20000        9.600
      12/04/01      3.85000        4.500
      12/03/01      3.65000        4.000
      11/30/01      3.65000        4.500
      11/29/01      3.74000        1.000
      11/28/01      3.70000        1.100
      11/27/01      3.74000        2.500
      11/26/01      3.65000       18.500
      11/23/01      3.50000        6.200
      11/21/01      3.65000        5.100
      11/20/01      3.40000       10.400
      11/19/01      3.30000       27.500
      11/16/01      3.90000        0.900
      11/15/01      3.88000        0.500
      11/14/01      3.91500            -
      11/13/01      3.90000        3.400
      11/12/01      3.85000        3.000
      11/09/01      3.90000        2.000
      11/08/01      3.80000            -
      11/07/01      3.80000            -
      11/06/01      3.80000            -
      11/05/01      3.80000            -
      11/02/01      3.75000        6.500
      11/01/01      3.73000            -
      10/31/01      3.75000        1.000
      10/30/01      3.75000        0.500
      10/29/01      3.75000        4.000
      10/26/01      3.81000        4.300
      10/25/01      3.98000        0.200
      10/24/01      4.04000        1.000
      10/23/01      4.00000        4.100
      10/22/01      3.90000        1.700
      10/19/01      4.05000        6.000
      10/18/01      4.07000        5.300
      10/17/01      4.11000            -
      10/16/01      4.11000            -
      10/15/01      4.07000        3.000
      10/12/01      4.07000        0.400
      10/11/01      4.03000        3.000
      10/10/01      4.08000        0.400
      10/09/01      4.12500            -
      10/08/01      4.07500            -
      10/05/01      4.10000            -
      10/04/01      4.11500            -
      10/03/01      4.10000        9.300
      10/02/01      4.15000        6.000
      10/01/01      4.20000        0.400
       9/28/01      4.25000        2.400
       9/27/01      4.10000        2.900
       9/26/01      4.20000        1.000
       9/25/01      4.15000        3.700
       9/24/01      4.00000        7.200
       9/21/01      4.40000        2.600
       9/20/01      5.00000        5.200
       9/19/01      5.54000        1.300
       9/18/01      5.75000        0.200
       9/17/01      5.87000            -
       9/10/01      5.80000            -
       9/07/01      5.80000            -
       9/06/01      5.80000            -
       9/05/01      5.80000            -
       9/04/01      5.80000            -
       8/31/01      5.85000        1.500
       8/30/01      5.80000            -
       8/29/01      5.85000        0.300
       8/28/01      5.85000        0.100
       8/27/01      5.75000        0.400
       8/24/01      5.85000        0.300
       8/23/01      5.90000            -
       8/22/01      5.95000        2.000
       8/21/01      5.80000        1.000
       8/20/01      5.80000        1.300
       8/17/01      5.85000        0.600
       8/16/01      5.92500            -
       8/15/01      5.92500            -
       8/14/01      5.90000        2.000
       8/13/01      6.00000            -
       8/10/01      6.00000        1.400
       8/09/01      6.00000            -
       8/08/01      6.00000        2.000
       8/07/01      6.00000        0.500
       8/06/01      6.05000        1.100
       8/03/01      6.05000            -
       8/02/01      6.05000            -
       8/01/01      6.05000            -
       7/31/01      6.05000            -
       7/30/01      6.05000            -
       7/27/01      6.02500            -
       7/26/01      6.00000            -
       7/25/01      6.00000            -
       7/24/01      6.00000            -
       7/23/01      6.00000        3.700

  -----------------------------------------------------------------------------

                                       C(2)-37

                                                   JCC HOLDING CO. BALANCE SHEET

                                       C(2)-38

JCC HOLDING CO. BALANCE SHEET
--------------------------------------------------------------------------------


                                                                    DECEMBER 31,
                                                      MAY 31, 2002      2001
                                                      ------------- ------------
                                ASSETS
Current Assets:
  Cash and cash equivalents (includes restricted
    cash of $4,455 and $3,253, respectively)               $53,167    $41,702
  Accounts receivable, net of allowance for doubtful
    accounts of $4,855 and $4,022, respectively              2,393      3,414
  Inventories                                                  578        639
  Prepaids and other assets                                  4,917      2,162
  Property available for sale                                6,500          -
                                                      ------------- ------------
        Total current assets                                67,555     47,917
                                                      ------------- ------------
Property and Equipment:
  Buildings on leased land                                 129,027    129,027
  Furniture, fixtures and                                   29,191     28,406
    equipment
  Property held for development                              1,519     10,708
  Leasehold improvements                                       284        284
  Construction in progress                                   1,406        309
                                                      ------------- ------------
        Total                                              161,427    168,734
  Less - accumulated depreciation                          (39,452)   (35,253)
                                                      ------------- ------------
        Net property and equipment                         121,975    133,481
                                                      ------------- ------------
Other Assets:
  Deferred operating contract cost, net of accumulated
    amortization of $4,803 and $4,351, respectively         24,003     24,454
  Lease prepayment, net of accumulated
    amortization of $1,195 and $1,082, respectively          5,933      6,046
  Deferred charges and other, net of accumulated
    amortization of $2,643 and $2,320, respectively         10,894     11,225
                                                      ------------- ------------
        Total other assets                                  40,830     41,725
                                                      ------------- ------------

        Total Assets                                      $230,360   $223,123
                                                      ------------- ------------

                                                                    DECEMBER 31,
                                                      MAY 31, 2002      2001
                                                      ------------- ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities:
  Accounts payable - trade                                  $1,626     $2,196
  Accrued interest                                           1,022          -
  Accrued expenses                                          13,977     17,231
  Due to affiliates                                          7,329      4,591
  Preconfirmation contingencies                                619        900
  Other                                                      2,965      2,036
                                                      ------------- ------------
        Total current liabilities                           27,538     26,954
                                                      ------------- ------------
Long-term debt, net of discount (including debt to
      affiliates of $44,563
      and $43,824, respectively)                           107,458    105,676
Due to affiliates                                            2,050      2,050
Other long-term liabilities                                    404        428

Commitments and Contingencies

Stockholders' Equity:
  Common Stock:
      Common Stock (40,000 shares authorized;
          12,386 shares issued and outstanding;
          par value $.01 per share)                            124        124
  Additional paid-in capital                               413,395    413,150
  Accumulated deficit                                     (320,609)  (325,259)
                                                      ------------- ------------
          Total stockholders' equity                        92,910     88,015
                                                      ------------- ------------
          Total Liabilities and Stockholders' Equity      $230,360   $223,123
                                                      ============= ============

                                       C(2)-39

                                            JCC HOLDING CO. FISCAL 2002 FORECAST

                                       C(2)-40

JCC HOLDING CO. FISCAL 2002 FORECAST
--------------------------------------------------------------------------------


MANAGEMENT COMPANY BUDGET - 55% GROSS GAMING MARGINS


($ IN THOUSANDS)                                             ACTUAL
                                    ---------------------------------------------------------
                                      JAN-02    FEB-02   MAR-02    APR-02    MAY-02    JUN-02
                                      ------    ------   ------    ------    ------    ------
KEY ASSUMPTIONS:
---------------------------------------------------------------------------------------------
Gross Gaming Revenues                $22,145   $23,886  $24,222   $22,273   $23,138   $22,627
Gaming Margin - Pre Tax                59.8%     60.0%    60.4%     61.5%     60.0%     60.0%
---------------------------------------------------------------------------------------------
REVENUES:
  Gaming                             $22,145   $23,886  $24,222   $22,273   $23,138   $22,627
  Food                                   893     1,057    1,004       950     1,074     1,080
  Beverage                             1,017     1,171    1,037     1,005     1,117     1,091
  Other                                  880     1,002    1,156       956     1,041     1,034
                                    ---------------------------------------------------------
GROSS REVENUE                        $24,935   $27,116  $27,419   $25,184   $26,370   $25,832

  Less: Promotional Allowance         (2,609)   (2,977)  (3,238)   (2,909)   (3,171)   (3,230)
                                    ---------------------------------------------------------
NET REVENUE                          $22,326   $24,139  $24,181   $22,275   $23,199   $22,602

GROSS OPERATING INCOME:
  Gaming - Pre Tax                   $13,235   $14,334  $14,642   $13,709   $13,883   $13,576
  Less: Taxes                         (4,712)   (5,117)  (5,198)   (4,939)   (5,096)   (4,835)
                                    ---------------------------------------------------------
  Gaming                              $8,523    $9,217   $9,444    $8,770    $8,787    $8,741
  Food                                    46       216       59       116       117       154
  Beverage                               461       736      611       573       680       652
  Other                                  385       497      648       509       615       601
                                    ---------------------------------------------------------
GROSS OPERATING INCOME                $9,415   $10,666  $10,762    $9,968   $10,199   $10,148

TOTAL UNDISTRIBUTED EXP.              $5,688    $5,874   $4,912    $5,961    $5,890    $5,584

OPERATING INCOME                      $3,727    $4,792   $5,850    $4,007    $4,309    $4,564

  Add: Depreciation and Amortization     995     1,004    1,043     1,034     1,031     1,006
  Less: JCC Corporate Costs             (443)     (489)  (1,075)   (1,101)   (1,772)     (866)
                                    ---------------------------------------------------------

EBITDAM                               $4,279    $5,307   $5,818    $3,940    $3,568    $4,704

  Less: Management / Consultant Fees  (1,298)   (1,768)  (1,680)   (1,206)   (1,091)   (1,438)
                                    ---------------------------------------------------------
---------------------------------------------------------------------------------------------
EBITDA                                $2,981    $3,539   $4,138    $2,734    $2,477    $3,266
---------------------------------------------------------------------------------------------


($ IN THOUSANDS)                                           BUDGET                                    FYE
                                    ----------------------------------------------------------  --------
                                       JUL-02   AUG-02    SEP-02   OCT-02    NOV-02     DEC-02      2002
                                       ------   ------    ------   ------    ------     ------      ----
KEY ASSUMPTIONS:
--------------------------------------------------------------------------------------------------------
Gross Gaming Revenues                 $23,457  $23,222   $21,068  $21,864   $21,049    $21,870  $270,821
Gaming Margin - Pre Tax                 57.4%    57.1%     53.2%    55.7%     56.0%      57.0%
--------------------------------------------------------------------------------------------------------
REVENUES:
  Gaming                              $23,457  $23,222   $21,068  $21,864   $21,049    $21,870  $270,821
  Food                                  1,068    1,046       921      955       901        960    11,909
  Beverage                              1,099    1,092     1,052    1,054       993      1,037    12,765
  Other                                   920      916       882      898       862        895    11,442
                                    ----------------------------------------------------------  --------
GROSS REVENUE                         $26,544  $26,276   $23,923  $24,771   $23,805    $24,762  $306,937

  Less: Promotional Allowance          (3,184)  (3,185)   (3,078)  (2,969)   (2,842)    (2,863)  (36,255)
                                    ----------------------------------------------------------  --------
NET REVENUE                           $23,360  $23,091   $20,845  $21,802   $20,963    $21,899  $270,682

GROSS OPERATING INCOME:
  Gaming - Pre Tax                    $13,459  $13,259   $11,208  $12,173   $11,788    $12,468  $157,734
  Less: Taxes                          (5,043)  (4,993)   (4,530)  (4,701)   (4,526)    (4,702)  (58,391)
                                    ----------------------------------------------------------  --------
  Gaming                               $8,416   $8,266    $6,678   $7,472    $7,262     $7,766   $99,343
  Food                                    145      130        71       77        85        102     1,318
  Beverage                                602      591       549      556       527        554     7,092
  Other                                   463      457       433      438       414        433     5,893
                                    ----------------------------------------------------------  --------
GROSS OPERATING INCOME                 $9,626   $9,444    $7,731   $8,543    $8,288     $8,855  $113,646

TOTAL UNDISTRIBUTED EXP.               $6,247   $6,217    $6,171   $6,206    $5,806     $5,915   $70,471

OPERATING INCOME                       $3,379   $3,227    $1,560   $2,337    $2,482     $2,940   $43,175

  Add: Depreciation and Amortization    1,160    1,168     1,180    1,199     1,118      1,118    13,056
  Less: JCC Corporate Costs              (518)    (407)     (310)    (490)     (384)      (307)   (8,162)
                                    ----------------------------------------------------------  --------

EBITDAM                                $4,021   $3,988    $2,430   $3,046    $3,216     $3,751   $48,069

  Less: Management / Consultant Fees   (1,216)  (1,192)     (633)    (820)     (869)    (1,032)  (14,243)
                                    ----------------------------------------------------------  --------
--------------------------------------------------------------------------------------------------------
EBITDA                                 $2,805   $2,796    $1,797   $2,226    $2,347     $2,719   $33,826
--------------------------------------------------------------------------------------------------------

                                       C(2)-41

MANAGEMENT COMPANY BUDGET - 60% GROSS GAMING MARGINS

($ IN THOUSANDS)                                                     ACTUAL
                                     ---------------------------------------------------------
                                       JAN-02    FEB-02   MAR-02    APR-02    MAY-02    JUN-02
                                       ------    ------   ------    ------    ------    ------
KEY ASSUMPTIONS:
----------------------------------------------------------------------------------------------
Gross Gaming Revenues                 $22,145   $23,886  $24,222   $22,273   $23,138   $22,627
Gaming Margin - Pre Tax                 59.8%     60.0%    60.4%     61.5%     60.0%     60.0%
----------------------------------------------------------------------------------------------
REVENUES:
  Gaming                              $22,145   $23,886  $24,222   $22,273   $23,138   $22,627
  Food                                    893     1,057    1,004       950     1,074     1,080
  Beverage                              1,017     1,171    1,037     1,005     1,117     1,091
  Other                                   880     1,002    1,156       956     1,041     1,034
                                     ---------------------------------------------------------
GROSS REVENUE                         $24,935   $27,116  $27,419   $25,184   $26,370   $25,832

  Less: Promotional Allowance          (2,609)   (2,977)  (3,238)   (2,909)   (3,171)   (3,230)
                                     ---------------------------------------------------------
NET REVENUE                           $22,326   $24,139  $24,181   $22,275   $23,199   $22,602

GROSS OPERATING INCOME:
  Gaming - Pre Tax                    $13,235   $14,334  $14,642   $13,709   $13,883   $13,576
  Less: Taxes                          (4,712)   (5,117)  (5,198)   (4,939)   (5,096)   (4,835)
                                     ---------------------------------------------------------
  Gaming                               $8,523    $9,217   $9,444    $8,770    $8,787    $8,741
  Food                                     46       216       59       116       117       154
  Beverage                                461       736      611       573       680       652
  Other                                   385       497      648       509       615       601
                                     ---------------------------------------------------------
GROSS OPERATING INCOME                 $9,415   $10,666  $10,762    $9,968   $10,199   $10,148

TOTAL UNDISTRIBUTED EXP.               $5,688    $5,874   $4,912    $5,961    $5,890    $5,584

OPERATING INCOME                       $3,727    $4,792   $5,850    $4,007    $4,309    $4,564

  Add: Depreciation and Amortization      995     1,004    1,043     1,034     1,031     1,006
  Less: JCC Corporate Costs              (443)     (489)  (1,075)   (1,101)   (1,772)     (866)
                                     ---------------------------------------------------------

EBITDAM                                $4,279    $5,307   $5,818    $3,940    $3,568    $4,704

  Less: Management / Consultant Fees   (1,298)   (1,768)  (1,680)   (1,206)   (1,091)   (1,438)
                                     ---------------------------------------------------------
----------------------------------------------------------------------------------------------
EBITDA                                 $2,981    $3,539   $4,138    $2,734    $2,477    $3,266
----------------------------------------------------------------------------------------------


($ IN THOUSANDS)                                                     BUDGET                             FYE
                                     ----------------------------------------------------------
                                        JUL-02   AUG-02    SEP-02   OCT-02    NOV-02     DEC-02        2002
                                        ------   ------    ------   ------    ------     ------        ----
KEY ASSUMPTIONS:
-----------------------------------------------------------------------------------------------------------
Gross Gaming Revenues                  $23,457  $23,222   $21,068  $21,864   $21,049    $21,870    $270,821
Gaming Margin - Pre Tax                  60.0%    60.0%     60.0%    60.0%     60.0%      60.0%
-----------------------------------------------------------------------------------------------------------
REVENUES:
  Gaming                               $23,457  $23,222   $21,068  $21,864   $21,049    $21,870    $270,821
  Food                                   1,068    1,046       921      955       901        960      11,909
  Beverage                               1,099    1,092     1,052    1,054       993      1,037      12,765
  Other                                    920      916       882      898       862        895      11,442
                                     ----------------------------------------------------------  ----------
GROSS REVENUE                          $26,544  $26,276   $23,923  $24,771   $23,805    $24,762    $306,937

  Less: Promotional Allowance           (3,184)  (3,185)   (3,078)  (2,969)   (2,842)    (2,863)    (36,255)
                                     ----------------------------------------------------------  ----------
NET REVENUE                            $23,360  $23,091   $20,845  $21,802   $20,963    $21,899    $270,682

GROSS OPERATING INCOME:
  Gaming - Pre Tax                     $14,074  $13,933   $12,641  $13,118   $12,629    $13,122    $162,897
  Less: Taxes                           (5,043)  (4,993)   (4,530)  (4,701)   (4,526)    (4,702)    (58,391)
                                     ----------------------------------------------------------  ----------
  Gaming                                $9,031   $8,940    $8,111   $8,418    $8,104     $8,420    $104,506
  Food                                     145      130        71       77        85        102       1,318
  Beverage                                 602      591       549      556       527        554       7,092
  Other                                    463      457       433      438       414        433       5,893
                                     ----------------------------------------------------------  ----------
GROSS OPERATING INCOME                 $10,241  $10,118    $9,164   $9,489    $9,130     $9,509    $118,809

TOTAL UNDISTRIBUTED EXP.                $6,247   $6,217    $6,171   $6,206    $5,806     $5,915     $70,471

OPERATING INCOME                        $3,994   $3,901    $2,993   $3,283    $3,324     $3,594     $48,338

  Add: Depreciation and Amortization     1,160    1,168     1,180    1,199     1,118      1,118      13,056
  Less: JCC Corporate Costs               (518)    (407)     (310)    (490)     (384)      (307)     (8,162)
                                     ----------------------------------------------------------  ----------

EBITDAM                                 $4,636   $4,662    $3,863   $3,992    $4,058     $4,405     $53,232

  Less: Management / Consultant Fees    (1,391)  (1,399)   (1,159)  (1,197)   (1,217)    (1,321)    (16,166)
                                     ----------------------------------------------------------  ----------
-----------------------------------------------------------------------------------------------------------
EBITDA                                  $3,245   $3,264    $2,704   $2,794    $2,841     $3,083     $37,066
-----------------------------------------------------------------------------------------------------------

                                       C(2)-42

                                                DISCLOSURE STATEMENT PROJECTIONS

                                       C(2)-43

DISCLOSURE STATEMENT PROJECTIONS
--------------------------------------------------------------------------------


DISCLOSURE STATEMENT FORECAST DATED JANUARY 2001(1)

($ IN MILLIONS)
                                           TWELVE MONTHS ENDED MARCH 31,
                                       -----------------------------------
                                           2002          2003         2004
                                           ----          ----         ----
REVENUES
  Casino                                 $268.0        $282.2       $293.4
  Food and Beverage                        20.3          30.8         31.7
  Parking, Retail and Other                10.7          11.0         11.3
  Less: Promotional Allowance            (15.9)        (16.4)       (17.1)
                                       -----------------------------------
  Net Revenues                           $283.1        $307.6       $319.3

OPERATING EXPENSES
  Casino                                 $160.4        $174.6       $177.2
  Food and Beverage                        16.1          24.8         25.3
  Parking, Retail and Other                 4.9           4.5          4.7
  Undistributed Expenses                   46.8          48.3         49.7
  Management Fees                          10.8          11.4         13.7
  Ground Lease Rentals                     14.9          14.5         14.0
  Guarantee Fee                             4.1           3.0          3.0
  Depreciation and Amortization            13.0          13.7         14.6
                                       -----------------------------------
  Total Operating Expenses               $271.0        $294.8       $302.2
                                       -----------------------------------
OPERATING INCOME                          $12.1         $12.8        $17.1
  Add: Depreciation and Amortization       13.0          13.7         14.6
                                       -----------------------------------
EBITDA                                    $25.1         $26.5        $31.7
                                       -----------------------------------


----------------------
(1)PROJECTIONS HAVE NOT BEEN UPDATED FOR INCREASED TAX RATE OF 21.5% OR FAILURE OF THE CITY OF NEW ORLEANS TO HONOR THE FULL $5.0 MILLION IN COST REDUCTIONS AGREED TO IN THE CHAPTER 11.

                                       C(2)-44

                                                                  FLOAT ANALYSIS

                                       C(2)-45

FLOAT ANALYSIS
--------------------------------------------------------------------------------


FLOAT ANALYSIS

----------------------------------------------------------------------------------------------------------------------------------
                                                     EXHIBIT 1: FLOAT ANALYSIS
----------------------------------------------------------------------------------------------------------------------------------

(IN THOUSANDS)
                             Average Daily   Public Float   Primary Shares        Public Float/   Avg. Daily Vol/  Avg. Daily Vol/
                                 Volume(1)    Estimate(2)   Outstanding(2)   Shares Outstanding      Public Float       Shares Out
                               -----------  -------------  ---------------  -------------------  ----------------  ---------------
Ameristar Casinos Inc.                 182         10,610           26,092                40.7%             1.71%            0.70%
Argosy Gaming Co.                      432         25,250           28,846                87.5%             1.71%            1.50%
Aztar Corp.                            243         37,100           37,269                99.5%             0.66%            0.65%
Boyd Gaming Corp.                      417         32,960           64,005                51.5%             1.27%            0.65%
Hollywood Casino Corp.                 134         13,360           25,361                52.7%             1.00%            0.53%
Isle of Capris Casinos Inc.            276         26,490           31,469                84.2%             1.04%            0.88%
Monarch Casino & Resort Inc.            20          2,390            9,469                25.2%             0.82%            0.21%
Pinnacle Entertainment Inc.            150         22,790           25,905                88.0%             0.66%            0.58%
Riviera Holdings Corp.                  18          1,210            3,571                33.9%             1.45%            0.49%
----------------------------------------------------------------------------------------------------------------------------------
HIGH                                   432         37,100           64,005                99.5%             1.71%            1.50%
LOW                                     18          1,210            3,571                25.2%             0.66%            0.21%
MEAN                                   208         19,129           27,999                63.0%             1.17%            0.73%
MEDIAN                                 182         22,790           26,092                52.7%             1.04%            0.65%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JCC HOLDING COMPANY                      2          2,190           12,386                17.7%             0.10%            0.02%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------
(1)BASED ON 90-DAY TRADING ACTIVITY AS OF 07/23/02.2 SOURCE: BLOOMBERG.
(2)SOURCE: BLOOMBERG.

                                       C(2)-46

PUBLIC FLOAT / SHARES OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
                                              EXHIBIT 2: PUBLIC FLOAT / SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------

(IN THOUSANDS)
                             Average Daily   Public Float   Primary Shares        Public Float/   Avg. Daily Vol/  Avg. Daily Vol/
                                 Volume(1)    Estimate(2)   Outstanding(2)   Shares Outstanding      Public Float       Shares Out
                               -----------  -------------  ---------------  -------------------  ----------------  ---------------
Ameristar Casinos Inc.                 182         10,610           26,092                40.7%             1.71%            0.70%
Argosy Gaming Co.                      432         25,250           28,846                87.5%             1.71%            1.50%
Aztar Corp.                            243         37,100           37,269                99.5%             0.66%            0.65%
Boyd Gaming Corp.                      417         32,960           64,005                51.5%             1.27%            0.65%
Hollywood Casino Corp.                 134         13,360           25,361                52.7%             1.00%            0.53%
Isle of Capris Casinos Inc.            276         26,490           31,469                84.2%             1.04%            0.88%
Monarch Casino & Resort Inc.            20          2,390            9,469                25.2%             0.82%            0.21%
Pinnacle Entertainment Inc.            150         22,790           25,905                88.0%             0.66%            0.58%
Riviera Holdings Corp.                  18          1,210            3,571                33.9%             1.45%            0.49%
----------------------------------------------------------------------------------------------------------------------------------
HIGH                                   432         37,100           64,005                99.5%             1.71%            1.50%
LOW                                     18          1,210            3,571                25.2%             0.66%            0.21%
MEAN                                   208         19,129           27,999                63.0%             1.17%            0.73%
MEDIAN                                 182         22,790           26,092                52.7%             1.04%            0.65%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JCC HOLDING COMPANY                      2          2,190           12,386                17.7%             0.10%            0.02%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------
(1)BASED ON 90-DAY TRADING ACTIVITY AS OF 07/23/02.2 SOURCE: BLOOMBERG.
(2)SOURCE: BLOOMBERG.


                                       C(2)-47

90 DAY AVERAGE DAILY VOLUME / PUBLIC FLOAT

----------------------------------------------------------------------------------------------------------------------------------
                                          EXHIBIT 3: 90 DAY AVERAGE DAILY VOLUME / PUBLIC FLOAT
----------------------------------------------------------------------------------------------------------------------------------

(IN THOUSANDS)
                             Average Daily   Public Float   Primary Shares        Public Float/   Avg. Daily Vol/  Avg. Daily Vol/
                                 Volume(1)    Estimate(2)   Outstanding(2)   Shares Outstanding      Public Float       Shares Out
                               -----------  -------------  ---------------  -------------------  ----------------  ---------------
Ameristar Casinos Inc.                 182         10,610           26,092                40.7%             1.71%            0.70%
Argosy Gaming Co.                      432         25,250           28,846                87.5%             1.71%            1.50%
Aztar Corp.                            243         37,100           37,269                99.5%             0.66%            0.65%
Boyd Gaming Corp.                      417         32,960           64,005                51.5%             1.27%            0.65%
Hollywood Casino Corp.                 134         13,360           25,361                52.7%             1.00%            0.53%
Isle of Capris Casinos Inc.            276         26,490           31,469                84.2%             1.04%            0.88%
Monarch Casino & Resort Inc.            20          2,390            9,469                25.2%             0.82%            0.21%
Pinnacle Entertainment Inc.            150         22,790           25,905                88.0%             0.66%            0.58%
Riviera Holdings Corp.                  18          1,210            3,571                33.9%             1.45%            0.49%
----------------------------------------------------------------------------------------------------------------------------------
HIGH                                   432         37,100           64,005                99.5%             1.71%            1.50%
LOW                                     18          1,210            3,571                25.2%             0.66%            0.21%
MEAN                                   208         19,129           27,999                63.0%             1.17%            0.73%
MEDIAN                                 182         22,790           26,092                52.7%             1.04%            0.65%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JCC HOLDING COMPANY                      2          2,190           12,386                17.7%             0.10%            0.02%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------
(1)BASED ON 90-DAY TRADING ACTIVITY AS OF 07/23/02.2 SOURCE: BLOOMBERG.
(2)SOURCE: BLOOMBERG.


                                       C(2)-48

90 DAY AVERAGE DAILY VOLUME / SHARES OUTSTANDING

----------------------------------------------------------------------------------------------------------------------------------
                                            EXHIBIT 4: 90 DAY AVERAGE DAILY VOLUME / SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------------------

(IN THOUSANDS)
                             Average Daily   Public Float   Primary Shares        Public Float/   Avg. Daily Vol/  Avg. Daily Vol/
                                 Volume(1)    Estimate(2)   Outstanding(2)   Shares Outstanding      Public Float       Shares Out
                               -----------  -------------  ---------------  -------------------  ----------------  ---------------
Ameristar Casinos Inc.                 182         10,610           26,092                40.7%             1.71%            0.70%
Argosy Gaming Co.                      432         25,250           28,846                87.5%             1.71%            1.50%
Aztar Corp.                            243         37,100           37,269                99.5%             0.66%            0.65%
Boyd Gaming Corp.                      417         32,960           64,005                51.5%             1.27%            0.65%
Hollywood Casino Corp.                 134         13,360           25,361                52.7%             1.00%            0.53%
Isle of Capris Casinos Inc.            276         26,490           31,469                84.2%             1.04%            0.88%
Monarch Casino & Resort Inc.            20          2,390            9,469                25.2%             0.82%            0.21%
Pinnacle Entertainment Inc.            150         22,790           25,905                88.0%             0.66%            0.58%
Riviera Holdings Corp.                  18          1,210            3,571                33.9%             1.45%            0.49%
----------------------------------------------------------------------------------------------------------------------------------
HIGH                                   432         37,100           64,005                99.5%             1.71%            1.50%
LOW                                     18          1,210            3,571                25.2%             0.66%            0.21%
MEAN                                   208         19,129           27,999                63.0%             1.17%            0.73%
MEDIAN                                 182         22,790           26,092                52.7%             1.04%            0.65%
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
JCC HOLDING COMPANY                      2          2,190           12,386                17.7%             0.10%            0.02%
----------------------------------------------------------------------------------------------------------------------------------


-----------------------
(1)BASED ON 90-DAY TRADING ACTIVITY AS OF 07/23/02.2 SOURCE: BLOOMBERG.
(2)SOURCE: BLOOMBERG.


                                       C(2)-49